                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                SCHEDULE 14A
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

                               (Amendment No.   )


Filed by the Registrant                       [X]
Filed by a party other than the Registrant    [ ]
Check the appropriate box:
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   [ ]   Confidential, for Use of the Commission Only (as permitted by Rule
         14a-6(e)(2))
   [X]   Definitive Proxy Statement
   [ ]   Definitive Additional Materials
   [ ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            MONADNOCK BANCORP, INC.
---------------------------------------------------------------------------
             (Name of Registrant as Specified in Its Charter)


---------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


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

                         MONADNOCK BANCORP, INC. [LOGO]

March 23, 2007


Dear Stockholder:

We cordially invite you to attend the 2007 Annual Meeting of Stockholders of Monadnock Bancorp, Inc., the parent company of Monadnock Community Bank. The annual meeting will be held at the RiverMead Retirement Community, 150 RiverMead Road, Peterborough, New Hampshire 03458, at 10:30 a.m., Peterborough, New Hampshire time, on May 10, 2007.

The attached notice of annual meeting of stockholders and proxy statement describes the formal business to be transacted at the annual meeting. Also enclosed for your review is our 2006 Annual Report to Stockholders, which contains detailed information concerning the activities and operating performance of Monadnock Bancorp, Inc. During the annual meeting we will also report on our operations. Directors and officers will be present to respond to any questions that stockholders may have.

The business to be conducted at the annual meeting includes the election of three directors, the approval of the Monadnock Bancorp, Inc. 2007 Equity Incentive Plan, and the ratification of the appointment of Shatswell, MacLeod & Company, P.C. as our independent registered public accounting firm for the year ending December 31, 2007.

The Board of Directors has determined that the matters to be considered at the annual meeting are in the best interests of Monadnock Bancorp, Inc. and its stockholders. For the reasons set forth in the proxy statement, the Board of Directors unanimously recommends a vote "FOR" each proposal to be considered.

On behalf of the Board of Directors, we urge you to vote your shares of common stock promptly even if you currently plan to attend the annual meeting. You can vote your shares of common stock prior to the annual meeting by mail with the enclosed proxy card, in each case, in accordance with the instructions on the proxy card. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the annual meeting.

                                       Sincerely,

                                       /s/ William M. Pierce, Jr.

                                       William M. Pierce, Jr.
                                       President and Chief Executive Officer

                            MONADNOCK BANCORP, INC.
                                One Jaffrey Road
                       Peterborough, New Hampshire 03458
                                 (603) 924-9654

                                   NOTICE OF
                         ANNUAL MEETING OF STOCKHOLDERS
                           To be held on May 10, 2007

      Notice is hereby given that the 2007 Annual Meeting of Stockholders of Monadnock Bancorp, Inc., will be held at the RiverMead Retirement Community, 150 RiverMead Road, Peterborough, New Hampshire 03458, on May 10, 2007, at 10:30 a.m., Peterborough, New Hampshire time.

      A proxy card is enclosed and a proxy statement for the annual meeting is attached.

      The annual meeting is for the purpose of considering and acting upon:

      1.    The election of three directors of Monadnock Bancorp, Inc.;

      2.    The approval of the Monadnock Bancorp, Inc. 2007 Equity Incentive
            Plan;

      3. The ratification of the appointment of Shatswell, MacLeod & Company, P.C. as the independent registered public accounting firm for Monadnock Bancorp, Inc. for the year ending December 31, 2007; and

such other matters as may properly come before the annual meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the annual meeting.

      Any action may be taken on the foregoing proposals at the annual meeting on the date specified above, or on any date or dates to which the annual meeting may be adjourned. Stockholders of record at the close of business on March 12, 2007, are the stockholders entitled to vote at the annual meeting, and any adjournments thereof.

      PLEASE VOTE YOUR SHARES OF COMMON STOCK WITHOUT DELAY. YOU CAN VOTE YOUR SHARES OF COMMON STOCK PRIOR TO THE ANNUAL MEETING BY VOTING AND MAILING THE ENCLOSED PROXY CARD, IN ACCORDANCE WITH THE INSTRUCTIONS ON THE PROXY CARD. YOU MAY REVOKE A PROXY AT ANY TIME BEFORE THE VOTE IS TAKEN AT THE ANNUAL MEETING. YOU MAY DO SO BY EXECUTING AND RETURNING A PROXY CARD DATED LATER THAN A PREVIOUSLY SUBMITTED PROXY OR BY SUBMITTING A WRITTEN REVOCATION TO THE SECRETARY OF MONADNOCK BANCORP, INC. BEFORE THE VOTE IS TAKEN AT THE ANNUAL MEETING. IF YOU HOLD SHARES OF COMMON STOCK THROUGH A BROKER, YOU SHOULD FOLLOW THE INSTRUCTIONS OF YOUR BROKER REGARDING REVOCATION OF PROXIES. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING. HOWEVER, IF YOUR SHARES ARE NOT REGISTERED IN YOUR NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE PERSONALLY AT THE ANNUAL MEETING.

                                       By Order of the Board of Directors

                                       /s/ Thomas C. LaFortune

                                       Thomas C. LaFortune
                                       Corporate Secretary

Peterborough, New Hampshire
March 23, 2007

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A SELF-ADDRESSED PROXY REPLY ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO
POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
-------------------------------------------------------------------------------

                                Proxy Statement

                            MONADNOCK BANCORP, INC.
                                One Jaffrey Road
                       Peterborough, New Hampshire 03458
                                 (604) 924-9654

                         ANNUAL MEETING OF STOCKHOLDERS
                           To Be Held on May 10, 2007

      This proxy statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors, to be used at the 2007 Annual Meeting of Stockholders of Monadnock Bancorp, Inc. which will be held at the RiverMead Retirement Community, 150 RiverMead Road, Peterborough, New Hampshire 03458, on May 10, 2007, at 10:30 a.m., Peterborough, New Hampshire time, and any adjournments of the annual meeting. The attached notice of annual meeting of stockholders and this proxy statement are first being mailed to stockholders on or about March 23, 2007.

                             REVOCATION OF PROXIES

      Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such signed proxies will be voted at the annual meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors will be voted in accordance with the directions given thereon. The Board of Directors recommends that you vote your shares of Monadnock Bancorp, Inc. common stock prior to the annual meeting by signing and returning the enclosed proxy card(s) to us, in accordance with instructions set forth on each proxy card. Proxies received by us, which are signed, but contain no instructions for voting, will be voted "FOR" the three proposals set forth in this proxy statement for consideration at the annual meeting.

      Proxies may be revoked by sending written notice of revocation to the Secretary of Monadnock Bancorp, Inc., Thomas C. LaFortune, at our address shown above, or by returning a duly executed proxy bearing a later date by mail. The presence at the annual meeting of any stockholder who had previously submitted a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the annual meeting or delivers a written revocation to the Secretary of Monadnock Bancorp, Inc. prior to the voting of such proxy.

                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

      Holders of record of our common stock, par value $0.01 per share, as of the close of business on March 12, 2007 are entitled to one vote for each share then held. As of March 12, 2007, there were 1,293,608 shares of common stock issued and outstanding. The presence in person or by proxy of a majority of the outstanding shares of common stock entitled to vote is necessary to constitute a quorum at the annual meeting. Abstentions and broker non-votes will be counted for purposes of determining that a quorum is present.

      As to the election of directors, the proxy card being provided by the Board of Directors enables a stockholder to vote FOR the election of the nominees proposed by the Board of Directors, or to WITHHOLD authority to vote for one or more of the nominees being proposed. Directors are elected by a plurality of votes cast, without regard to either broker non-votes, or proxies as to which the authority to vote for the nominees being proposed is withheld.

      As to the approval of the Monadnock Bancorp, Inc. 2007 Equity Incentive Plan, by checking the appropriate box, a stockholder may: (i) vote FOR the 2007 Equity Incentive Plan; (ii) vote AGAINST the 2007 Equity Incentive Plan; or
(iii) ABSTAIN from voting on the 2007 Equity Incentive Plan. The approval of the 2007 Equity Incentive Plan will be determined by a majority of the votes eligible to be cast. Broker non-votes and proxies marked "ABSTAIN" will have the same effect as a vote against the adoption of the 2007 Equity Incentive Plan.

      As to the ratification of Shatswell, MacLeod & Company, P.C. as our independent registered public accounting firm, by checking the appropriate box, a stockholder may: (i) vote FOR the ratification; (ii) vote AGAINST the ratification; or (iii) ABSTAIN from voting on such ratification. The affirmative vote of holders of a majority of the votes cast at the annual meeting is required for the ratification of Shatswell, MacLeod & Company, P.C. as the independent registered public accounting firm for the year ending December 31, 2007. The ratification of this matter shall be determined by a majority of the votes cast at the annual meeting, without regard to broker non-votes or proxies marked ABSTAIN.

      Persons and groups who beneficially own in excess of 5% of our common stock are required to file certain reports with the Securities and Exchange Commission regarding such beneficial ownership pursuant to the Securities Exchange Act of 1934, as amended. The following table sets forth, as of March 12, 2007, the shares of common stock beneficially owned by each person who was the beneficial owner of more than 5% of our outstanding shares of common stock.

                                            Amount of Shares
                                            Owned and Nature   Percent of Shares
Name and Address of                           of Beneficial     of Common Stock
 Beneficial Owners                            Ownership (1)       Outstanding
-------------------                         ----------------   -----------------

Monadnock Community Bank                         65,629              5.07%
Employee Stock Ownership Plan Trust
Trustee: First Bankers Trust Services, Inc.
2321 Kochs Lane
P. O. Box 4005
Quincy, Illinois 62305

------------------
(1) In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, a person is deemed to be the beneficial owner for purposes of this table, of any shares of common stock if he has shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the date as of which beneficial ownership is being determined. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares, and includes all shares held directly as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting or investment power.

                       PROPOSAL I - ELECTION OF DIRECTORS

      Our Board of Directors consists of eight members. Our bylaws provide that approximately one-third of the directors are to be elected annually. Our directors are generally elected to serve for a three-year period, or a shorter period if the director is elected to fill a vacancy, and until their respective successors shall have been elected and shall qualify. Three directors will be elected at the annual meeting and will serve until their successors have been elected and qualified. The governance/nominating committee has nominated Kenneth A. Christian, Jack Goldstein and Thomas C. LaFortune to serve as directors for three-year terms. All of the nominees are currently members of the Board of Directors.

      The table below sets forth certain information regarding the composition of our Board of Directors as of the record date, including the terms of office of board members. It is intended that the executed proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to the nominee) will be voted at the annual meeting for the election of the nominees identified below. If the nominees are unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why the nominees might be unable to serve, if elected. Except as indicated herein, there are no arrangements or understandings between the nominees and any other person pursuant to which such nominees were selected. None of the shares beneficially owned by directors, executive officers or nominees to the Board of Directors have been pledged as security or collateral for any loans.

                                                                                                         Shares of
                                                 Positions                                             Common Stock
                                            Held with Monadnock          Director                      Beneficially    Percent
        Name(1)            Age(2)              Bancorp, Inc.             Since(3)    Term to Expire      Owned(4)      of Class
-----------------------    ------    --------------------------------    --------    --------------    ------------    --------

                                                            NOMINEES
Kenneth A. Christian         62      Director and Chairman of the          2001           2007          20,584(5)        1.59%
                                      Board
Jack Goldstein               84      Director                              1997           2007           2,628(6)         *
Thomas C. LaFortune          68      Director and Secretary                1997           2007          11,149(7)         *

                                                 DIRECTORS CONTINUING IN OFFICE

Nancy L. Carlson             61      Director                              2006           2008           5,136(8)         *
William M. Pierce, Jr.       53      Director, President and Chief         1999           2008          18,503(9)        1.43
                                      Executive Officer
Kenneth R. Simonetta         65      Director and Assistant                1999           2008           7,985(10)        *
                                      Secretary
Samuel J. Hackler            62      Director and Vice Chairman            1996           2009          23,228(11)       1.80
Edward J. Shea               69      Director                              2004           2009           7,861(12)        *

                                            EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

Karl F. Betz                 43      Senior Vice President, Chief           N/A            N/A          11,403(13)        *
                                      Financial Officer and Treasurer
Donald R. Blanchette**       53      Senior Vice President                  N/A            N/A           9,398(14)        *
William C. Gilson**          58      Senior Vice President and Senior       N/A            N/A          13,822(15)       1.07
                                      Loan Officer
All directors and                                                                                      131,697          10.14%
executive officers as a
group (11 persons)

------------------
*     Less than 1%.
**    Mr. Gilson and Mr. Blanchette are officers of Monadnock Community Bank only.
(1)   The mailing address for each person listed is One Jaffrey Road, Peterborough, New Hampshire 03458.
(2)   As of December 31, 2006.
(3)   Reflects initial appointment to the Board of Directors of Monadnock Community Bank as a mutual savings bank with the exception of directors Shea and Carlson. Each director of Monadnock Bancorp, Inc. is also a director of Monadnock
      Community Bank.
(4)   See definition of "beneficial ownership" in the table in "Voting Securities and Principal Holders Thereof." Includes 4,985
      stock option shares that have vested and therefore are exercisable within 60 days of the record date.
(5)   Includes 3,424 shares of common stock held by Mr. Christian's spouse, 856 shares held by his mother's estate, 1,109 unvested shares of restricted stock and 260 stock option shares that have vested.
(6)   Includes 1,109 unvested shares of restricted stock and 260 stock option shares that have vested.
(7)   Includes 4,657 shares of common stock held by Mr. LaFortune's spouse's individual retirement account, 1,109 unvested shares of restricted stock and 260 stock option shares that have vested.
(8)   Includes 136 shares held in a trust.
(9)   Includes 708 shares held as custodian for Mr. Pierce's children, 11,200 shares held in Mr. Pierce's individual retirement account, 3,698 unvested shares of restricted stock, 1,116 shares held by the employee stock ownership plan for the benefit of Mr. Pierce and 1,370 stock option shares that have vested.
(10)  Includes 1,109 unvested shares of restricted stock and 260 stock option shares that have vested.
(11)  Includes 2,500 shares of common stock held by Mr. Hackler's spouse's individual retirement account, 1,109 unvested shares of restricted stock and 260 stock option shares that have vested.
(12)  Includes 6,369 shares held in a trust, 1,109 unvested shares of restricted stock and 260 stock option shares that have vested.
(13)  Includes 2,500 shares held in Mr. Betz's individual retirement account, 2,500 shares of common stock held in Mr. Betz's spouse's individual retirement account, 3,698 unvested shares of restricted stock, 240 shares held by the employee stock ownership plan for the benefit of Mr. Betz and 685 stock option shares that have vested.
(14)  Includes 3,399 shares held in Mr. Blanchette's individual retirement account, 3,698 unvested shares of restricted stock,
      705 shares held by the employee stock ownership plan for the benefit of Mr. Blanchette and 685 stock option shares that have vested.
(15)  Includes 8,149 shares held in Mr. Gilson's individual retirement account, 3,698 unvested shares of restricted stock, 879 shares held by the employee stock ownership plan for the benefit of Mr. Gilson and 685 stock option shares that have vested.

      The principal occupation during the past five years of each director is set forth below. All directors have held their present positions for five years unless otherwise stated.

      Kenneth A. Christian. Mr. Christian is the owner and president of the firm of Bellows, Nichols Agency, an insurance agency, located in Peterborough, New Hampshire. He has been associated with the firm since 1970.

      Jack Goldstein. Mr. Goldstein is currently retired. He served as the trustee for the Automobile Wholesalers Association of New England Insurance Trust and as a management consultant for over 20 years.

      Thomas C. LaFortune. Mr. LaFortune has been a self-employed tax preparer in Peterborough, New Hampshire since 1982.

      Nancy L. Carlson. Ms. Carlson served as a professor of financial management at Franklin Pierce College, Rindge, New Hampshire for 18 years before retiring in 2002. She currently is a self-employed financial consultant and tax preparer.

      William M. Pierce, Jr. Mr. Pierce has served as our president and chief executive officer since October 1999. He served as vice president and chief operating officer from August 1997 until his appointment to his current position. Mr. Pierce has over 30 years of banking experience.

      Kenneth R. Simonetta. Mr. Simonetta is the president of the Sims Press, a commercial printing company located in Peterborough, New Hampshire. He has been employed by the Sims Press since 1967.

      Samuel J. Hackler. Mr. Hackler is the president and owner of New Hampshire Antiques, Milford, New Hampshire, an antiques retail establishment that he has operated since 1983.

      Edward J. Shea. Mr. Shea served as the chief executive officer of Belletetes, Inc., a lumber company with retail facilities in New Hampshire and Massachusetts until his retirement in 2005. He had spent the last 40 years in the retail lumber business.

Executive Officers Who Are Not Directors

      The business experience for at least the past five years for each of three executive officers of Monadnock Community Bank, including service with the bank in mutual form, who do not serve as directors, is set forth below.

      Karl F. Betz. Mr. Betz was appointed as senior vice president, chief financial officer and treasurer of Monadnock Bancorp, Inc. and Monadnock Community Bank in November of 2004. Mr. Betz has over 20 years in the accounting and banking business. He previously served as the finance officer and secretary of the Board of Directors for Ocean National Bank, headquartered in Portsmouth, New Hampshire, where he served from May 2004 to November 2004. Previously, he served in a variety of positions with Granite Bank in Keene, New Hampshire (until its acquisition by Ocean National Bank), and was the controller and administrative vice president from January 2000 to June 2004.

      Donald R. Blanchette. Mr. Blanchette serves as senior vice president for operations, human resources and branch administration, a position he has held since July 1998. From July 1998 until November 2004, he also served as treasurer.

      William C. Gilson. Mr. Gilson serves as senior vice president and senior loan officer, a position he has held since April, 2005. He previously served as vice president of commercial lending of Monadnock Community Bank since March 2001. Mr. Gilson has over 30 years of commercial lending experience.

Board Independence

      The Board of Directors consists of a majority of "independent directors" within the meaning of the Nasdaq corporate governance listing standards. The Board of Directors has determined that directors Nancy L. Carlson,

Kenneth A. Christian, Jack Goldstein, Samuel J. Hackler, Thomas C. LaFortune, Kenneth R. Simonetta and Edward J. Shea are each "independent" within the meaning of the Nasdaq corporate governance listing standards. In determining the independence of the directors, the Board of Directors reviewed and considered fees paid to Sims Press, a commercial printing company, of which Director Simonetta is President, which did not exceed $2,000. The Board of Directors has adopted a policy that the independent directors of the board shall meet in executive sessions periodically, which meetings may be held in conjunction with regularly scheduled board meetings.

Meetings and Committees of the Board of Directors

      Our business is conducted at regular and special meetings of the full Board of Directors and its standing committees. The standing committees consist of the executive, audit, compensation and governance/nominating committees. During the year ended December 31, 2006, the Board of Directors met at 23 regular meetings and one special meeting. No director attended fewer than 75% in the aggregate of the total number of board meetings held and the total number of committee meetings on which a director served during fiscal 2006.

      Executive Committee. All board members serve on the executive committee. The executive committee meets monthly or more frequently as needed. The executive committee is generally authorized to act on behalf of the full Board of Directors when certain business matters require prompt action. The executive committee did not meet during the year ended December 31, 2006.

      Audit Committee. All board members with the exception of director Pierce serve on this committee. Mr. LaFortune is the chairman of the committee. The audit committee meets with the internal auditor to review audit programs and the results of audits of specific areas as well as other regulatory compliance issues. In addition, the audit committee meets with the independent registered public accounting firm on a quarterly basis to discuss the results of operations and on an annual basis to review the results of the annual audit and other related matters. Each member of the audit committee is "independent" as defined in the Nasdaq corporate governance listing standards. The Board of Directors has determined that director LaFortune qualifies as an "audit committee financial expert" as that term is used in the rules and regulations of the Securities and Exchange Commission. The Board of Directors has adopted a written charter for the audit committee, which is available through our website at http://www.monadnockbank.com. The audit committee met five times during the year ended December 31, 2006.

      Compensation Committee. The compensation committee is responsible for recommending to the full board the compensation of the chief executive officer and senior management, reviewing and administering overall compensation policy, including setting performance measures and goals, approving benefit programs, establishing compensation of the Board of Directors and other matters of personnel policy and practice. All board members with the exception of director Pierce serve on this committee. Mr. LaFortune is the chairman of the committee. Each member of the compensation committee is considered "independent" as defined in the Nasdaq corporate governance listing standards. The Board of Directors has adopted a written charter for the compensation committee, which is available through our website at http://www.monadnockbank.com. The compensation committee met one time during 2006.

      Governance/Nominating Committee. All board members serve on this committee. Mr. Christian is the chairman of the committee. Each member of the governance/nominating committee with the exception of director Pierce is considered "independent" as defined in the Nasdaq corporate governance listing standards. The governance/nominating committee met one time during the year ended December 31, 2006. The Board of Directors has adopted a written charter for the governance/nominating committee, which is available through our website at http://www.monadnockbank.com.

      The functions of the governance/nominating committee include the following:

      o leading the search for individuals qualified to become members of the Board of Directors and to select director nominees to be nominated by the Board of Directors and presented for stockholder approval;

      o conducting reviews as appropriate into the background and qualifications of director candidates;

      o developing and recommending to the Board of Directors standards for the selection of individuals to be considered for election or re-election to the Board of Directors;

      o adopting procedures for the submission of recommendations by stockholders for nominees for the Board of Directors;

      o annually reviewing the adequacy of its charter and recommending any proposed changes to the Board of Directors and its committees; and

      o considerations and making recommendations regarding board and committee performance and continuing education guidelines.

      The governance/nominating committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board of Directors with skills and experience that are relevant to our business and who are willing to continue in service are first considered for re-nomination, balancing the value of continuity of service by existing members of the Board of Directors with that of obtaining a new perspective. In addition, the governance/nominating committee is authorized by its charter to engage a third party to assist in the identification of director nominees. The governance/nominating committee would seek to identify a candidate who, at a minimum, satisfies the following criteria:

      o the highest personal and professional ethics and integrity and whose values are compatible with our values;

      o experience and achievements that have given them the ability to exercise and develop good business judgment;

      o a willingness to devote the necessary time to the work of the Board of Directors and its committees, which includes being available for board and committee meetings;

      o a familiarity with the communities in which we operate and/or are actively engaged in community activities;

      o involvement in other activities or interests that do not create a conflict with their responsibilities to us and our stockholders; and

      o the capacity and desire to represent the balanced, best interests of our stockholders as a group, and not primarily a special interest group or constituency.

      The governance/nominating committee will also take into account whether a candidate satisfies the criteria for "independence" under the Nasdaq corporate governance listing standards.

      Procedures for the Nomination of Directors by Stockholders. The governance/nominating committee has adopted procedures for the submission of director nominees by our stockholders. If a determination is made that an additional candidate is needed for the Board of Directors, the governance/nominating committee will consider candidates submitted by our stockholders. Stockholders can submit the names of qualified candidates for director by writing to the chairman of the governance/nominating committee at One Jaffrey Road, Peterborough, New Hampshire 03458. The chairman must receive a submission not less than one hundred and twenty (120) days prior to the date of our proxy materials for the preceding year's annual meeting unless the meeting date is changed by more than thirty (30) days in which case such recommendation must be made by the close of business on the 10th day following such public announcement of the changed meeting date. The submission must include the following information:

      o a statement that the writer is a stockholder and is proposing a candidate for consideration by the governance/nominating committee;

      o the name and address of the stockholder as they appear on our books, and number of shares of our common stock that are owned beneficially by such stockholder (if the stockholder is not a holder of record, appropriate evidence of the stockholder's ownership will be required);

      o the name, address and contact information for the candidate, and the number of shares of our common stock that are owned by the candidate (if the candidate is not a holder of record, appropriate evidence of the stockholder's ownership should be provided);

      o     a statement of the candidate's business and educational experience;

      o such other information regarding the candidate as would be required to be included in the proxy statement pursuant to Regulation 14A of the Securities Exchange Act of 1934;

      o a statement detailing any relationship between the candidate and any customer, supplier or competitor of Monadnock Bancorp, Inc. or its affiliates;

      o detailed information about any relationship or understanding between the proposing stockholder and the candidate; and

      o a statement of the candidate that the candidate is willing to be considered and willing to serve as a director if nominated and elected.

      A nomination submitted by a stockholder for presentation by the stockholder at an annual meeting of stockholders must comply with the procedural and informational requirements described in our bylaws.

      Stockholder Communications with the Board of Directors. A stockholder who wants to communicate with the Board of Directors or with any individual director can write to us at One Jaffrey Road, Peterborough, New Hampshire 03458, attention: Chairman of the Governance/Nominating Committee. The letter should indicate that the author is a stockholder and, if shares are not held of record, should include appropriate evidence of stock ownership. Depending on the subject matter, management will:

      o forward the communication to the director or directors to whom it is addressed;

      o attempt to handle the inquiry directly, for example, a request for information about us or if it is a stock-related matter; or

      o not forward the communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.

      At each Board of Directors meeting, management shall present a summary of all communications received since the last meeting that were not forwarded and make those communications available to the directors upon request.

Code of Ethics

      The Board of Directors has adopted a Code of Business Conduct and Ethics that applies to all of our officers, directors and employees, and a Code of Ethics for the Chief Executive Officer and Senior Financial Officers. The codes are intended to promote honest and ethical conduct, full and accurate reporting and compliance with laws. The codes are available through our website at www.monadnockbank.com. Amendments to and waivers from the Code of Ethics will also be disclosed on our website.

Attendance at Annual Meetings of Stockholders

      Although we do not have a formal written policy regarding director attendance at annual meetings of stockholders, it is expected that directors will attend these meetings absent unavoidable scheduling conflicts. Six members of the Board of Directors attended the 2006 annual meeting of stockholders.

Audit Committee Report

      The audit committee has issued a report which states that it has:

      o reviewed and discussed with management and our independent registered public accounting firm, our audited consolidated financial statements for the year ended December 31, 2006;

      o discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, Communications with Audit Committees, as amended; and

      o received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and have discussed with the independent registered public accounting firm their independence from us.

      Based on the review and discussions referred to above, the audit committee recommended to the Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-KSB for the year ended December 31, 2006 and to be filed with the Securities and Exchange Commission. In addition, the audit committee approved the appointment of Shatswell, MacLeod & Company, P.C. as our independent registered public accounting firm for the year ending December 31, 2007, subject to the ratification of this appointment by our stockholders.

      This report shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this report by reference, and shall not otherwise be deemed filed with the Securities and Exchange Commission.

             This report has been provided by the audit committee.

                         Thomas C. LaFortune, Chairman
                        Nancy L. Carlson, Vice-Chairman
                              Kenneth R. Simonetta
                                 Edward J. Shea
                               Samuel J. Hackler
                              Kenneth A. Christian
                                 Jack Goldstein

Section 16(a) Beneficial Ownership Reporting Compliance

      Our common stock is registered pursuant to Section 12(g) of the Securities Exchange Act of 1934, as amended. The officers and directors and beneficial owners of greater than 10% of our common stock are required to file reports on Forms 3, 4 and 5 with the Securities and Exchange Commission disclosing beneficial ownership and changes in beneficial ownership of our common stock. Securities and Exchange Commission rules require disclosure in a company's annual proxy statement and annual report on Form 10-KSB of the failure of an officer, director or 10% beneficial owner of the common stock to file a Form 3, 4 or 5 on a timely basis. Based on our review of such ownership reports, no officer, director or 10% beneficial owner of our common stock failed to file such ownership reports on a timely basis for the year ended December 31, 2006.

Compensation Committee

      The compensation committee is composed of independent directors within the meaning of the Nasdaq corporate governance listing standards. The compensation committee consists of all the directors except for Mr. Pierce. Mr. Christian serves as chairman. Under the board's policies, Mr. Pierce, and any other director who is also an executive officer of Monadnock Bancorp, Inc. and Monadnock Community Bank, will not participate in the Board of Directors determination of compensation for their respective offices.

      The role of the compensation committee is to review annually the compensation levels of the executive officers and directors and recommend compensation changes to the Board of Directors. It is intended that the executive compensation program will enable us to attract, develop and retain talented executive officers who are capable of maximizing our performance for the benefit of the stockholders. The compensation committee has adopted a compensation strategy that seeks to provide competitive, performance-based compensation strongly aligned with the financial and stock performance of Monadnock Bancorp, Inc. The compensation program has two key elements of total direct compensation: base salary and long-term incentives such as stock-based incentive plans.

      While the compensation committee does not use strict numerical formulas to determine changes in compensation for the chief executive officer, other executive officers and directors, and while it weighs a variety of different factors in its deliberations, it has emphasized and expects to continue to emphasize the profitability and scope of our operations, the experience, expertise and management skills of the executive officers and their roles in our future success, as well as compensation surveys prepared by professional firms to determine compensation paid to executives performing similar duties for similarly sized institutions. While each of the quantitative and non-quantitative factors described above was considered by the compensation committee, such factors were not assigned a specific weight in evaluating the performance of the chief executive officer and other executive officers. Rather, all factors were considered.

      Base Salaries. Base salary and changes to base salary reflect a variety of factors including the results of the independent review of the competitiveness of the total compensation program, the individual's performance and contribution to our long-term goals, performance targets, our financial performance and other relevant factors.

      In addition, the compensation committee believes that long-term incentives, specifically stock options and stock awards, should be a key component of our executive and director compensation programs. These incentives strongly align the rewards provided to executives with the value created for stockholders through stock price appreciation.

      Our 2005 Stock Option Plan and 2005 Recognition and Retention Plan were submitted and received stockholder approval at the 2005 Annual Meeting of Stockholders. We have made and intend to continue to make stock option and stock award program grants to executives, employees and directors in the future.

Executive Compensation

      Summary Compensation Table. The following table sets forth for the year ended December 31, 2006, certain information as to the total compensation paid by Monadnock Community Bank to Mr. Pierce, who serves as President and Chief Executive Officer, and is the only officer to receive total compensation in excess of $100,000 ("Named Executive Officer").

                                                                             Non-equity    Non-qualified
                                                                              incentive       deferred       All other
Name and                                              Stock       Option        plan        compensation   compensation
principal position        Year    Salary    Bonus   awards(1)   awards(2)   compensation      earnings        (3)(4)        Total
-----------------------   ----   --------   -----   ---------   ---------   ------------   -------------   ------------   --------

William M. Pierce, Jr.,   2006   $110,872   $   -     $2,520      $6,836       $    -        $       -        $2,766      $122,994
 President and Chief
 Executive Officer

------------------
(1)   The amount in this column reflects the dollar amount recognized for financial statement reporting purposes for the year ended
      December 31, 2006, in accordance with FAS 123(R), of restricted stock awards pursuant to the 2005 Recognition and Retention
      Plan. Assumptions used in the calculation of this amount is included in footnote 10 to our audited financial statements for the year ended December 31, 2006 and included in our Annual Report to Stockholders. The amount shown above represents the vesting of 411 shares, or 10% of the total shares awarded to Mr. Pierce.
(2)   The amount in this column reflects the dollar amount recognized for financial statement reporting purposes for the year ended
      December 31, 2006, in accordance with FAS 123(R), of stock options pursuant to the 2005 Stock Option Plan. Assumptions used in the calculation of this amount is included in footnote 10 to our audited financial statements for the year ended December
      31, 2006 and included in our Annual Report to Stockholders. The amount shown above represents the fair market value of 1,370 stock option shares that vested on December 8, 2006 pursuant to the 2005 Stock Option Plan.
(3)   Amount represents Mr. Pierce's allocation under the employee stock ownership plan for the year ended December 31, 2006.
(4)   For the year ended December 31, 2006, Mr. Pierce did not receive perquisites or personal benefits, which exceeded $10,000.


Benefits

      General. Monadnock Community Bank currently provides health and welfare benefits to its employees, including hospitalization and comprehensive medical insurance, life insurance, subject to deductibles and co-payments by employees and an employee stock ownership plan.

      Stock Benefit Plans. Monadnock Community Bancorp, Inc.'s (the predecessor to Monadnock Bancorp, Inc.) Board of Directors adopted the 2005 Stock Option Plan and the 2005 Recognition and Retention Plan, both of which plans have been approved by stockholders. Monadnock Bancorp, Inc. has assumed the administration and obligations of the stock benefit plans. Pursuant to the Recognition and Retention Plan, awards were made to directors and certain executive officers and employees of Monadnock Bancorp, Inc. and its affiliates as determined by the Compensation Committee, which administers the plan. Awards vest for such participants in accordance with schedules determined by the Compensation Committee. If a recipient ceases continuous service with Monadnock Bancorp, Inc. or Monadnock Community Bank due to death or disability, or following a change in control, shares subject to restrictions will immediately vest; in the event of cessation of continuous service for any other reason, unvested shares are forfeited and returned to us. Recipients have the right to vote nonvested shares that have been awarded and will receive dividends declared on such shares.

      Pursuant to the Stock Option Plan, options to purchase our common stock were granted to directors and certain executive officers and employees of Monadnock Bancorp, Inc. and our affiliates as determined by the Compensation Committee, which administers the plan. The Compensation Committee also determines the period over which such awards will vest and become exercisable. The plans provide for awards in the form of stock options, reload options, limited stock appreciation rights and dividend equivalent rights.

      Outstanding Equity Awards At Year End. Set forth below is certain information regarding outstanding equity awards granted to the Named Executive Officer as of December 31, 2006.

                                                Option awards                                           Stock awards
                        -------------------------------------------------------------  ---------------------------------------------
                                                                                                                            Equity
                                                                                                                          incentive
                                                                                                                Equity       plan
                                                                                                              incentive     awards:
                                                       Equity                                                    plan     market or
                                                     incentive                          Number                 awards:      payout
                                                        plan                              of                  number of    value of
                                                      awards:                           shares     Market      unearned    unearned
                         Number of     Number of     number of                         or units   value of     shares,      shares,
                        securities     securities   securities                         of stock  shares or     units or    units or
                        underlying     underlying   underlying                           that     units of      other        other
                        unexercised   unexercised   unexercised   Option     Option    have not  stock that  rights that    rights
                        options(#)     options(#)      earned    exercise  expiration   vested    have not     have not   that have
          Name          exercisable  unexercisable  options(#)    price      date(1)      (#)    vested(2)    vested(#)   not vested
----------------------- -----------  -------------  -----------  --------  ----------  --------  ----------  -----------  ----------

William M. Pierce, Jr.,    1,370         12,329          -         $6.12    12/08/15     3,698     $25,331        -         $    -
 President and Chief
  Executive Officer

------------------
(1)   Stock options expire 10 years after the grant date.
(2)   This amount is based on the fair market value of our common stock on December 31, 2006 of $6.85.

      Set forth below is information as of December 31, 2006 regarding equity compensation plans categorized by those plans that have been approved by stockholders and those plans that have not been approved by stockholders.

                                 Number of Securities to be
                                   Issued upon Exercise of                            Number of Securities
                                   Outstanding Options and     Weighted Average     Remaining Available for
             Plan                          Rights              Exercise Price(1)    Issuance under Plans(2)
-----------------------------    --------------------------    -----------------    -----------------------

Equity compensation plans                  58,621                    $6.17                   4,482
approved by stockholders
Equity compensation plans not
approved by stockholders                     --                        --                      --
    Total                                  58,621                    $6.17                   4,482

------------------
(1)  The weighted average exercise price reflects the weighted average exercise price of stock options awarded from the Monadnock Community Bancorp, Inc.
     2005 Stock Option Plan.
(2)  Consists of stock options for 4,451 shares of common stock available to be issued from the Monadnock Community Bancorp, Inc. 2005 Stock Option Plan
     and 31 shares of restricted stock available to be awarded from the
     Monadnock Community Bancorp, Inc. 2005 Recognition and Retention Plan.

Directors Compensation

                                                                                            Nonqualified
                                                                            Non-equity        deferred
                        Fees earned or                         Option     incentive plan    compensation      All other
        Name             paid in cash     Stock awards(1)    awards(2)     compensation       earnings     compensation(3)   Total
--------------------    --------------    ---------------    ---------    --------------    ------------   ---------------   ------

Nancy L. Carlson            $2,850              $  -           $    -        $      -         $      -         $      -      $2,850
Kenneth A. Christian         5,750               754            1,297               -                -                -       7,801
Jack Goldstein               3,150               754            1,297               -                -                -       5,201
Samuel J. Hackler            3,300               754            1,297               -                -                -       5,351
Thomas C. LaFortune          3,600               754            1,297               -                -                -       5,651
Edward J. Shea               3,150               754            1,297               -                -                -       5,201
Kenneth R. Simonetta         3,450               754            1,297               -                -                -       5,501

------------------
(1)   The amount in this column reflects the dollar amount recognized for financial statement reporting purposes for the year ended
      December 31, 2006, in accordance with FAS 123(R), of restricted stock awards pursuant to the 2005 Recognition and Retention
      Plan. Assumptions used in the calculation of this amount are included in footnote 10 to our audited financial statements for the year ended December 31, 2006 and included in our Annual Report to Stockholders. The amount shown above represents the vesting of 123 shares, or 10% of the total shares awarded to each director.
(2)   The amount in this column reflects the dollar amount recognized for financial statement reporting purposes for the year ended
      December 31, 2006, in accordance with FAS 123(R), of stock options pursuant to the 2005 Stock Option Plan. Assumptions used in the calculation of this amount are included in footnote 10 to our audited financial statements for the year ended December 31,
      2006 and included in our Annual Report to Stockholders. Represents the fair market value of 260 stock option shares that vested on December 8, 2006 pursuant to the 2005 Stock Option Plan.
(3)   For the year ended December 31, 2006, no director received perquisites or personal benefits, which exceeded $10,000.


      Members of the Board of Directors and the committees of Monadnock Bancorp, Inc. do not receive separate compensation for their service on the Board of Directors or the committees of Monadnock Bancorp, Inc. For the year ended December 31, 2006, non-employee members of Monadnock Community Bank's Board of Directors received a fee of $150 per regular board meeting attended and the chairman of the Board of Directors received a fee of $500 per meeting month and an additional $250 for each meeting attended over two per month. Committee members are not separately compensated for attending committee meetings. The same fee schedule is expected to be used again in 2007.

Transactions With Certain Related Persons

      Monadnock Community Bank has a policy of granting loans to officers and directors, which fully complies with all applicable federal regulations. Loans to directors and executive officers are made in the ordinary course of business and on the same terms and conditions as those of comparable transactions with unaffiliated third parties prevailing at the time, in accordance with our underwriting guidelines, and do not involve more than the normal risk of collectibility or present other unfavorable features. In addition, all loans to directors and executive officers are approved by at least a majority of the independent, disinterested members of the Board of Directors.

      All loans Monadnock Community Bank makes to its directors and executive officers are subject to regulations restricting loans and other transactions with affiliated persons of Monadnock Community Bank. Loans to all directors and executive officers and their associates totaled approximately $509,860 at December 31, 2006, which was 5.3% of our stockholders' equity at that date. All loans to directors and executive officers were performing in accordance with their terms at December 31, 2006.

              PROPOSAL II--APPROVAL OF THE MONADNOCK BANCORP, INC.
                          2007 EQUITY INCENTIVE PLAN

      The Board of Directors has adopted, subject to stockholder approval, the Monadnock Bancorp, Inc. 2007 Equity Incentive Plan (the "Equity Plan"), to provide officers, employees and directors with additional incentives to promote our growth and performance. The following is a summary of the material features of the Equity Plan, which is qualified in its entirety by reference to the provisions of the Equity Plan, attached hereto as Appendix A.

General

      The Equity Plan will remain in effect for a period of ten years following adoption by stockholders. Subject to permitted adjustments for certain corporate transactions, the Equity Plan authorizes the issuance of up to 70,768 shares of our common stock pursuant to grants of incentive and non-statutory stock options and stock appreciation rights. No more than 26,538 shares may be issued as restricted stock awards.

      The Equity Plan will be administered by the members of the Compensation Committee (the "Committee") who are not current or former employees or officers and do not receive remuneration from us in any capacity other than as a director, except for compensation in an amount for which disclosure would not be required under SEC disclosure rules. The Committee has full and exclusive power within the limitations set forth in the Equity Plan to make all decisions and determinations regarding the selection of participants and the granting of awards; establishing the terms and conditions relating to each award; adopting rules, regulations and guidelines for carrying out the Equity Plan's purposes; and interpreting and otherwise construing the Equity Plan. The Equity Plan also permits the Board of Directors or the Committee to delegate to one or more officers the Committee's power to (i) designate officers and employees who will receive awards, and (ii) determine the number of awards to be received by them.

Eligibility

      Employees and outside directors of, and service providers to, Monadnock Bancorp, Inc. or its subsidiaries are eligible to receive awards under the Equity Plan, except that non-employees may not be granted incentive stock options.

Types of Awards

      The Committee may determine the type and terms and conditions of awards under the Equity Plan. Awards may be granted in a combination of incentive and non-statutory stock options, stock appreciation rights or restricted stock awards, as follows.

      Stock Options. A stock option gives the recipient or "optionee" the right to purchase shares of common stock at a specified price for a specified period of time. The exercise price may not be less than the fair market value of the underlying stock on the date the stock option is granted. Fair market value for purposes of the Equity Plan means the final sales price of our common stock as reported on the OTC Bulletin Board on the date the option is granted, or if our common stock was not traded on such date, then on the day prior to such date or on the next preceding day on which the our common stock was traded, and without regard to after-hours trading activity. The Committee will determine the fair market value, in accordance with Section 422 of the Internal Revenue Code (the "Code"), if it cannot be determined in the manner described above.

      Stock options are either "incentive" stock options or "non-qualified" stock options. Incentive stock options have certain tax advantages and must comply with the requirements of Section 422 of the Code. Only employees are eligible to receive incentive stock options. Shares of common stock purchased upon the exercise of a stock option must be paid for in full at the time of exercise (i) either in cash or with our stock which was owned by the participant for at least six months prior to delivery, or (ii) by reduction in the number of shares deliverable pursuant to the stock option, or (iii) subject to a "cashless exercise" through a third party. Cash may be paid in lieu of any fractional shares under the Equity Plan. Stock options are subject to vesting conditions and restrictions as determined by the Committee.

      Stock Appreciation Rights. Stock appreciation rights give the recipient the right to receive in shares of our common stock an amount equal to the excess of the fair market value of a specified number of shares of our common stock on the date of the exercise of the stock appreciation rights over the fair market value of the common stock on the date of grant of the stock appreciation right, as set forth in the recipient's award agreement.

      Stock Awards. Stock awards under the Equity Plan will be granted only in whole shares of common stock. Stock awards will be subject to conditions established by the Committee which are set forth in the award agreement. Any stock award granted under the Equity Plan will be subject to vesting as determined by the Committee. Awards will be evidenced by agreements approved by the Committee, which set forth the terms and conditions of each award.

      Prohibition Against Option Repricing. The Equity Plan provides that neither the Committee nor the Board of Directors is authorized to make any adjustment or amendment that reduces or would have the effect of reducing the exercise price of a stock option or stock appreciation right previously granted.

      Generally, all awards, except non-statutory stock options, granted under the Equity Plan will be nontransferable except by will or in accordance with the laws of intestate succession. Stock awards may be transferable pursuant to a qualified domestic relations order. At the Committee's sole discretion, non-statutory stock options may be transferred for valid estate planning purposes that are permitted by the Code and the Securities Exchange Act. The Committee may permit a participant to designate a beneficiary to exercise or receive any rights that may exist under the Equity Plan upon the participant's death.

Limitation on Awards Under The Equity Plan

      The following limits apply to awards under the Equity Plan:

      o the maximum number of shares of stock that may be covered by options or stock appreciation rights that are intended to be "performance-based compensation" under a grant to any one participant in any one calendar year is 17,692 shares;

      o the maximum number of shares of stock that may be stock awards that are intended to be "performance-based compensation" which are granted to any one participant during any calendar year is 6,635 shares; and

      o the maximum number of shares of stock that may be covered by stock options or stock appreciation rights granted to any one non-employee director is five percent of the shares to be granted in the aggregate as stock options or stock appreciation rights under the plan, and the maximum number of stock awards that may be granted to any one non-employee director is five percent of the shares to be granted in the aggregate as stock awards under the plan. In addition, the maximum number of shares of stock that may be covered by all stock options and stock appreciation rights granted to all non-employee directors as a group is thirty percent of the shares in the aggregate to be covered by stock options or stock appreciation rights granted under the plan, and the maximum number of stock awards that may be granted to all non-employee directors as a group is thirty percent of the stock awards in the aggregate to be granted under the plan.

      The Committee may use shares of stock available under the Equity Plan as the form of payment for compensation, grants or rights earned or due under any other compensation plans or arrangements of Monadnock Bancorp, Inc. or a subsidiary, including the plans and arrangements of Monadnock Bancorp, Inc. or a subsidiary assumed in business combinations.

      In the event of a corporate transaction involving our stock (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), the foregoing shares limitations and all outstanding awards will automatically be adjusted proportionally and uniformly to reflect such event to the extent that the adjustment will not affect the award's status as "performance-based compensation" under Section 162(m) of the Internal Revenue Code, if applicable; provided, however, that the Committee may adjust awards to preserve the benefits or potential benefits of the awards, including the prevention of automatic adjustments if appropriate.

Performance Features

      Section 162(m) of the Internal Revenue Code. A U.S. income tax deduction for Monadnock Bancorp, Inc. will generally be unavailable for annual compensation in excess of one million dollars ($1,000,000) paid to any of its five most highly compensated officers. However, amounts that constitute "performance-based compensation" are not counted toward the $1 million limit. The Equity Plan is designed so that stock options will be considered performance based compensation. The Committee may designate whether any stock appreciation rights or stock awards being granted to any participant are intended to be "performance-based compensation" as that term is used in section 162(m) of the Internal Revenue Code. Any such awards designated as intended to be "performance-based compensation" will be conditioned on the achievement of one or more performance measures, to the extent required by section 162(m) of the Internal Revenue Code.

      Performance Measures. The performance measures that may be used for such awards will be based on any one or more of the following performance measures, as selected by the Committee: earnings, financial return ratios, capital, increase in revenue, operating or net cash flows, cash flow return on investment, total stockholder return, market share, net operating income, operating income or net income, debt load reduction, expense management, economic value added, stock price, assets, asset quality level, charge offs, loan reserves, non-performing assets, loans, deposits, growth of loans, deposits or assets, liquidity, interest sensitivity gap levels, regulatory compliance or safety and soundness, improvement of financial rating; achievement of balance sheet or income statement objectives and strategic business objectives, consisting of one or more objectives based on meeting specific targets, such as meeting specific cost, revenue or other targets, business expansion goals and goals relating to acquisitions or divestitures. Performance measures may be based on the performance of Monadnock Bancorp, Inc. as a whole or of any one or more subsidiaries or business units of Monadnock Bancorp, Inc. or a subsidiary and may be measured relative to a peer group, an index or a business plan. The terms of any award may provide that partial achievement of performance criteria may result in partial payment or vesting of the award. The Committee may adjust performance measures after they have been set, but only to the extent the Committee exercises negative discretion as permitted under applicable law for purposes of an exception to section 162(m) of the Internal Revenue Code. In establishing the performance measures, the Committee may provide for the inclusion or exclusion of certain items. Additionally, the grant of an award intended to be "performance-based compensation" and the establishment of any performance based measures shall be made during the period required by section 162(m) of the Internal Revenue Code.

Vesting of Awards

      If the right to become vested in an award under the Equity Plan is conditioned on the completion of a specified period of service with Monadnock Bancorp, Inc. or its subsidiaries without the achievement of performance measures or objectives, then unless otherwise determined by the Committee and evidenced in an award agreement, the required period of service for full vesting shall not be less than five years, subject in either case to acceleration in the event of death, disability, or involuntary termination of employment or service following a change in control.

Change in Control

      Unless otherwise stated in an award agreement, upon the occurrence of an involuntary termination of employment following a change in control of Monadnock Bancorp, Inc., all outstanding options and stock appreciation rights then held by a participant will become fully exercisable and all stock awards will be fully earned and vested. In the event of a change in control, any performance measure attached to an award under the Equity Plan shall be deemed satisfied as of the date of the change in control.

      For the purposes of the Equity Plan, a change in control means a change in control of a nature that: (i) would be required to be reported in response to Item 5.01 of the Current Report on Form 8-K, pursuant to Section 13 or 15(d) of the Exchange Act; or (ii) results in a change in control of Monadnock Community Bank or Monadnock Bancorp, Inc. within the meaning of the Home Owners' Loan Act, as amended and applicable rules and regulations promulgated thereunder, as in effect at the time of the change in control; or (iii) without limitation such a change in control will be deemed to have occurred at such time as (a) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of Monadnock Bancorp, Inc. representing 25% or more of the combined voting power of Monadnock Bancorp, Inc.'s outstanding securities, except for any securities purchased by Monadnock Bancorp, Inc.'s employee stock ownership plan or trust; or (b) individuals who constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequently whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by Monadnock Bancorp, Inc.'s stockholders was approved by the same Nominating Committee serving under an Incumbent Board, will be considered as though he/she were a member of the Incumbent Board; or (c) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of Monadnock Community Bank or Monadnock Bancorp, Inc. or a similar transaction occurs in which Monadnock Community Bank or Monadnock Bancorp, Inc. is not the surviving institution; or (d) a proxy statement soliciting proxies from stockholders of Monadnock Bancorp, Inc., by someone other than the current management of Monadnock Bancorp, Inc., seeking stockholder approval of a plan of reorganization, merger or consolidation of Monadnock Bancorp, Inc. or similar transaction with one or more corporations as a result of which the outstanding shares of the class of securities then subject to the plan are to be exchanged for or converted into cash or property or securities not issued by Monadnock Bancorp, Inc.; or (e) a tender offer is made for 25% or more of the voting securities of Monadnock Bancorp, Inc. and the stockholders owning beneficially or of record 25% or more of the outstanding securities of Monadnock Bancorp, Inc. have tendered or offered to sell their shares pursuant to such tender offer and such tendered shares have been accepted by the tender offeror.

Amendment and Termination

      The Board of Directors may, at any time, amend or terminate the Equity Plan or any award granted under the Equity Plan, provided that, other than as provided in the Equity Plan, no amendment or termination may adversely impair the rights of an outstanding award without the participant's (or affected beneficiary's) written consent. The Board of Directors may not amend the provision of the Equity Plan related to repricing, materially increase the original number of securities which may be issued under the Equity Plan (other than as provided in the Equity Plan), materially increase the benefits accruing to a participant, or materially modify the requirements for participation in the Equity Plan without approval of stockholders. Notwithstanding the foregoing, the Board may amend the Equity Plan at any time, retroactively or otherwise, to ensure that the Equity Plan complies with current or future law without stockholder approval, and the Board of Directors may unilaterally amend the Equity Plan and any outstanding award, without participant consent, in order to maintain an exemption from, or to comply with, Section 409A of the Code, and its applicable regulations and guidance.

United States Income Tax Considerations

      The following is a summary of the U.S. federal income tax consequences that may arise in conjunction with participation in the Equity Plan.

      Non-Qualified Stock Options. The grant of a non-qualified option will not result in taxable income to the participant. Except as described below, the participant will realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares acquired over the exercise price for those shares and Monadnock Bancorp, Inc. will be entitled to a corresponding deduction. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.

      Incentive Stock Options. The grant of an incentive stock option will not result in taxable income to the participant. The exercise of an incentive stock option will not result in taxable income to the participant provided that the participant was, without a break in service, an employee of Monadnock Bancorp, Inc. or a subsidiary during the period beginning on the date of the grant of the option and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the participant is disabled, as that term is defined in the Internal Revenue Code).

      The excess of the fair market value of the shares at the time of the exercise of an incentive stock option over the exercise price is an adjustment that is included in the calculation of the participant's alternative minimum taxable income for the tax year in which the incentive stock option is exercised. For purposes of determining the participant's alternative minimum tax liability for the year of disposition of the shares acquired pursuant to the incentive stock option exercise, the participant will have a basis in those shares equal to the fair market value of the shares at the time of exercise.

      If the participant does not sell or otherwise dispose of the shares within two years from the date of the grant of the incentive stock option or within one year after the exercise of such option, then, upon disposition of such shares, any amount realized in excess of the exercise price will be taxed as capital gain. A capital loss will be recognized to the extent that the amount realized is less than the exercise price.

      If the foregoing holding period requirements are not met, the participant will generally realize ordinary income at the time of the disposition of the shares, in an amount equal to the lesser of (i) the excess of the fair market value of the shares on the date of exercise over the exercise price, or (ii) the excess, if any, of the amount realized upon disposition of the shares over the exercise price, and Monadnock Bancorp, Inc. will be entitled to a corresponding deduction. If the amount realized exceeds the value of the shares on the date of exercise, any additional amount will be capital gain. If the amount realized is less than the exercise price, the participant will recognize no income, and a capital loss will be recognized equal to the excess of the exercise price over the amount realized upon the disposition of the shares.

      Stock Appreciation Rights. The grant of a stock appreciation right will not result in taxable income to the participant. Upon exercise of a stock appreciation right, the fair market value of shares received will be taxable to the participant as ordinary income and Monadnock Bancorp, Inc. will be entitled to a corresponding deduction. Gains and losses realized by the participant upon disposition of any such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.

      Stock Awards. A participant who has been granted a stock award will not realize taxable income at the time of grant, provided that the stock subject to the award is not delivered at the time of grant, or if the stock is delivered, it is subject to restrictions that constitute a "substantial risk of forfeiture" for U.S. income tax purposes. Upon the later of delivery or vesting of shares subject to an award, the holder will realize ordinary income in an amount equal to the then fair market value of those shares and Monadnock Bancorp, Inc. will be entitled to a corresponding deduction. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of delivery or vesting. Dividends paid to the holder during the restriction period, if so provided, will also be compensation income to the participant and Monadnock Bancorp, Inc. will be entitled to a corresponding deduction.

      Withholding of Taxes. We may withhold amounts from participants to satisfy withholding tax requirements. Except as otherwise provided by the Committee, participants may have shares withheld from awards or may tender previously owned shares to us to satisfy tax withholding requirements.

      Change in Control. Any acceleration of the vesting or payment of awards under the Equity Plan in the event of a Change in Control may cause part or all of the consideration involved to be treated as an "excess parachute payment" under the Internal Revenue Code, which may subject the participant to a 20% excise tax and preclude deduction by Monadnock Bancorp, Inc. on the excess parachute payment.

      Tax Advice. The preceding discussion is based on U.S. tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the U.S. income tax aspects of the Equity Plan. A participant may also be subject to state and local taxes in connection with the grant of awards under the Equity Plan. We suggest that participants consult with their individual tax advisors to determine the applicability of the tax rules to the awards granted to them in their personal circumstances.

Other Information

      The number and types of awards to be made pursuant to the Equity Plan are subject to the discretion of the Committee and have not been determined at this time.

Required Vote and Recommendation of the Board

      In order to approve the 2007 Equity Incentive Plan, the proposal must receive the affirmative vote of a majority of the votes eligible to be cast. Broker non-votes and proxies marked "ABSTAIN" will have the same effect as a vote against the adoption of the 2007 Equity Incentive Plan.

       THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE APPROVAL OF THE
              MONADNOCK BANCORP, INC. 2007 EQUITY INCENTIVE PLAN

     PROPOSAL III - RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
                            PUBLIC ACCOUNTING FIRM

      Shatswell, MacLeod & Company, P.C. currently serves as our independent registered public accounting firm, and that firm has conducted the audit of our accounts for fiscal 2006. The Sarbanes-Oxley Act of 2002 requires the Audit Committee of the Board of Directors to be directly responsible for the appointment, compensation, and oversight of the audit work of the independent registered public accounting firm. Therefore, the Audit Committee appointed Shatswell, MacLeod & Company, P.C. as our independent registered public accounting firm for the 2007 fiscal year, subject to the ratification of the engagement by our stockholders. A representative of Shatswell, MacLeod & Company, P.C., is expected to attend the meeting to respond to appropriate questions and to make a statement if he or she so desires.

      Set forth below is certain information concerning aggregate fees billed for professional services rendered by Shatswell, MacLeod & Company, P.C., during the years ended December 31, 2006 and December 31, 2005.

      The aggregate fees included in the audit category were fees billed for the fiscal years for the audit of our annual financial statements and the review of our quarterly financial statements. The aggregate fees included in each of the other categories were fees billed in the noted fiscal years.

                                        2006         2005
                                      --------     -------

      Audit Fees                      $ 47,618     $47,005
      Audit-Related Fees              $     --     $    --
      Tax Fees                        $  6,523     $ 5,463
      All Other Fees                  $130,318     $    --

      Audit Fees. Audit fees of $47,618 in fiscal 2006 were for the audit of our consolidated financial statements. The audit fees for fiscal 2006 included fees relating to the review of the financial statements included in our reports on Form 10-QSB and Form 10-KSB. Audit fees of $47,005 in fiscal 2005 were for the audit of our consolidated financial statements.

      Tax Fees. Tax fees of $6,523 in fiscal 2006 and $5,463 in fiscal 2005 were for services related to tax compliance and tax planning.

      All Other Fees. All other fees of $130,318 in fiscal 2006 were for fees related to our second step offering, including a tax opinion. There were no other fees in fiscal 2005.

      The audit committee has considered whether the provision of non-audit services, which relate primarily to tax consulting services rendered, is compatible with maintaining the independence of Shatswell, MacLeod & Company, P.C. The audit committee concluded that performing such services does not affect the independence of Shatswell, MacLeod & Company, P.C. in performing its function as auditor of Monadnock Bancorp, Inc.

      The audit committee's policy is to pre-approve all audit and non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. The audit committee has delegated pre-approval authority to its chairman when expedition of services is necessary. The independent registered public accounting firm and management are required to periodically report to the full audit committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date.

      In order to ratify the appointment of Shatswell, MacLeod & Company, P.C. as the independent registered public accounting firm for the year ending December 31, 2007, the proposal must receive at least a majority of the votes cast, without regard to broker non-votes, either in person or by proxy, in favor of such ratification. The audit committee of the Board of Directors recommends a vote "FOR" the ratification of Shatswell, MacLeod & Company, P.C. as the independent registered public accounting firm for the year ending December 31, 2007.

                   ADVANCE NOTICE OF BUSINESS TO BE CONDUCTED
                              AT AN ANNUAL MEETING

      Our bylaws provide an advance notice procedure for certain business or nominations to the Board of Directors, to be brought before an annual meeting. For business or nominees to the Board of Directors to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of Monadnock Bancorp, Inc. To be timely, notice by the stockholder must be received no later than the close of business on the 90th day prior to the anniversary of the date of our last annual meeting of stockholders, and not earlier than the close of business on the 120th day prior to the anniversary of the date of our last annual meeting of stockholders. In the event that the date of the annual meeting is advanced by more than 20 days, or delayed by more than 60 days, from the anniversary date of the preceding year's annual meeting, notice by the stockholder to be timely must be received no earlier than the close of business on the 120th day prior to the date of such annual meeting and not later than the close of business on the later of (A) the 90th day prior to the date of such annual meeting or (B) the tenth day following the first to occur of (i) the day on which notice of the date of the annual meeting was mailed or otherwise transmitted or (ii) the day on which public announcement of the date of the annual meeting was first made. No adjournment or postponement of a meeting of stockholders shall commence a new period for the giving of notice.

      A stockholder's notice to the Secretary must set forth as to each matter such stockholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (ii) the name and address of such stockholder as they appear on our books and of the beneficial owner, if any, on whose behalf the proposal is made; (iii) the class or series and number of shares of our capital stock which are owned beneficially or of record by such stockholder and such beneficial owner; (iv) a description of all arrangements or understandings between such stockholder and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of such stockholder in such business; and (v) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting. In the case of nominations to the Board of Directors, certain information regarding the nominee must be provided.

      Accordingly, advance written notice of business to the Board of Directors to be brought before the 2008 Annual Meeting of Stockholders must be given to us by February 9, 2008.

                             STOCKHOLDER PROPOSALS

      In order to be eligible for inclusion in our proxy materials for our 2008 Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at our executive office, One Jaffrey Road, Peterborough, New Hampshire 03458, no later than November 23, 2007. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended.

                                 OTHER MATTERS

      The Board of Directors is not aware of any business to come before the annual meeting other than the matters described in this proxy statement. However, if any matters should properly come before the annual meeting, it is intended that the holders of the proxies will act in accordance with their best judgment.

                                 MISCELLANEOUS

      The cost of solicitation of proxies will be borne by Monadnock Bancorp, Inc. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of common stock. In addition to solicitations by mail, our directors, officers and regular employees may solicit proxies personally or by telegraph or telephone without additional compensation. Our 2006 Annual Report to Stockholders has been mailed to all stockholders of record as of March 23, 2007. Any stockholder who has not received a copy of such annual report may obtain a copy by writing us at the address below. Such annual report is not to be treated as a part of the proxy solicitation material nor as having been incorporated herein by reference.

YOUR VOTE IS IMPORTANT! THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" EACH OF THE PROPOSALS.


                                       BY ORDER OF THE BOARD OF DIRECTORS

                                       /s/ Thomas C. LaFortune

                                       Thomas C. LaFortune
                                       Corporate Secretary

Peterborough, New Hampshire
March 23, 2007

                                                                     Appendix A

                            MONADNOCK BANCORP, INC.

                           2007 EQUITY INCENTIVE PLAN

                              ARTICLE 1 - GENERAL
                              -------------------

      Section 1.1 Purpose, Effective Date and Term. The purpose of this Monadnock Bancorp, Inc. 2007 Equity Incentive Plan (the "Plan") is to promote the long-term financial success of Monadnock Bancorp, Inc., a Maryland corporation (the "Company"), and its Subsidiaries by providing a means to attract, retain and reward individuals who can and do contribute to such success and to further align their interests with those of the Company's stockholders. The "Effective Date" of the Plan is May 10, 2007, the expected date of the approval of the Plan by the Company's stockholders. The Plan shall remain in effect as long as any awards under it are outstanding; provided, however, that no awards may be granted under the Plan after the ten-year anniversary of the Effective Date.

      Section 1.2 Administration. The Plan shall be administered by a committee of the Company's Board of Directors (the "Committee"), in accordance with
Section 5.1.

      Section 1.3 Participation. Each Employee or Director of, or service provider to, the Company or any Subsidiary of the Company who is granted an award in accordance with the terms of the Plan shall be a "Participant" in the Plan. Awards under the Plan shall be limited to Employees and Directors of, and service providers to, the Company or any Subsidiary; provided, however, that an award (other than an award of an incentive stock option) may be granted to an individual prior to the date on which he or she first performs services as an Employee or a Director, provided that such award does not become vested prior to the date such individual commences such services.

      Section 1.4 Definitions. Capitalized terms in the Plan shall be defined as set forth in the Plan (including the definition provisions of Article 8).

                               ARTICLE 2 - AWARDS
                               ------------------

      Section 2.1 General. Any award under the Plan may be granted singularly, in combination with another award (or awards), or in tandem whereby the exercise or vesting of one award held by a Participant cancels another award held by the Participant. Each award under the Plan shall be subject to the terms and conditions of the Plan and such additional terms, conditions, limitations and restrictions as the Committee shall provide with respect to such award and as evidenced in the Award Agreement. Subject to the provisions of Section 2.7, an award may be granted as an alternative to or replacement of an existing award under the Plan or any other plan of the Company or any Subsidiary or as the form of payment for grants or rights earned or due under any other compensation plan or arrangement of the Company or its Subsidiaries, including without limitation the plan of any entity acquired by the Company or any Subsidiary. The types of awards that may be granted under the Plan include:

            (a) Stock Options. A stock option represents the right to purchase shares of Stock at an Exercise Price established by the Committee. Any stock option may be either an incentive stock option (an "ISO") that is intended to satisfy the requirements applicable to an "incentive stock option" described in Code Section 422(b), or a non-qualified option that is not intended to be an ISO, provided, however, that no ISOs may be: (i) granted after the ten-year anniversary of the Effective Date; or (ii) granted to a non-Employee. Any ISO granted under this Plan that does not qualify as an ISO for any reason shall be deemed to be a non-qualified option. In addition, any ISO granted under this Plan may be unilaterally modified by the Committee to disqualify such option from ISO treatment such that it shall become a non-qualified option.

            (b) Stock Appreciation Rights. A stock appreciation right (an "SAR") is a right to receive, in shares of Stock, an amount equal to or based upon the excess of: (i) the Fair Market Value of a share of Stock at the time of exercise; over (ii) an Exercise Price established by the Committee.

            (c) Restricted Stock Awards. A Restricted Stock Award is a grant of shares of Stock, subject to a vesting schedule or the satisfaction of market conditions or performance conditions.

      Section 2.2 Exercise of Stock Options and SARs. A stock option or SAR shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee. In no event, however, shall a stock option or SAR expire later than ten (10) years after the date of its grant. The "Exercise Price" of each stock option and SAR shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant (or, if greater, the par value of a share of Stock); provided, however, that the Exercise Price of an ISO shall not be less than 110% of Fair Market Value of a share of Stock on the date of grant if granted to a 10% Stockholder; further, provided, that the Exercise Price may be higher or lower in the case of options or SARs granted in replacement of existing awards held by an Employee, Director or service provider of an acquired entity. The payment of the Exercise Price of an option shall be by cash or, subject to limitations imposed by applicable law, by such other means as the Committee may from time to time permit, including: (a) by tendering, either actually or by attestation, shares of Stock valued at Fair Market Value as of the day of exercise; (b) by irrevocably authorizing a third party, acceptable to the Committee, to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the option and to remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise; (c) by personal, certified or cashiers' check; (d) by other property deemed acceptable by the Committee; or (e) by any combination thereof.

      Section 2.3.  Restricted Stock Awards.

            (a) General. Each Restricted Stock Award shall be evidenced by an Award Agreement, which shall: (a) specify the number of shares of Stock covered by the Restricted Stock Award; (b) specify the date of grant of the Restricted Stock Award; (c) specify the vesting period, and (d) contain such other terms and conditions not inconsistent with the Plan as the Committee may, in its discretion, prescribe. All Restricted Stock Awards shall be in the form of issued and outstanding shares of Stock that shall be either: (x) registered in the name of the Participant and held by the Committee, together with a stock power executed by the Participant in favor of the Committee, pending the vesting or forfeiture of the Restricted Stock Award; or (y) registered in the name of, and delivered to, the Participant. In any event, the certificates evidencing the Restricted Stock Award shall at all times prior to the applicable vesting date bear the following legend:

      The Common Stock evidenced hereby is subject to the terms of an Award Agreement between Monadnock Bancorp, Inc. and [Name of Participant] dated [Date], made pursuant to the terms of the Monadnock Bancorp, Inc. 2007 Equity Incentive Plan, copies of which are on file at the executive offices of Monadnock Bancorp, Inc., and may not be sold, encumbered, hypothecated or otherwise transferred except in accordance with the terms of such Plan and Agreement.

or such other restrictive legend as the Committee, in its discretion, may specify. Notwithstanding the foregoing, the Company may in its sole discretion issue Restricted Stock Awards in any other approved format (e.g. electronically) in order to facilitate the paperless transfer of such Awards. In the event Restricted Stock Awards are not issued in certificate form, the Company and the transfer agent shall maintain appropriate bookkeeping entries that evidence Participants' ownership of such Awards. Restricted Stock Awards that are not issued in certificate form shall be subject to the same terms and conditions of this Plan as certificated shares, including the restrictions on transferability, until the satisfaction of the conditions to which the Restricted Stock Award is subject.

            (b) Dividends. Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Agreement, any dividends or distributions declared and paid with respect to shares of Stock subject to the Restricted Stock Award, other than a stock dividend consisting of shares of Stock, but otherwise whether or not in cash, shall be immediately distributed to the Participant.

            (c) Voting Rights. Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Agreement, voting rights appurtenant to the shares of Stock subject to the Restricted Stock Award shall be exercised by the Participant in his or her discretion.

            (d) Tender Offers. Each Participant to whom a Restricted Stock Award is granted shall have the right to respond, or to direct the response, with respect to the related shares of Stock, to any tender offer, exchange offer or other offer made to the holders of shares of Stock. Such a direction for any such shares of Stock shall be given by proxy or ballot (if the Participant is the beneficial owner of the shares of Stock for voting purposes) or by completing and filing, with the inspector of elections, the trustee or such other person who shall be independent of the Company as the Committee shall designate in the direction (if the Participant is not such a beneficial owner), a written direction in the form and manner prescribed by the Committee. If no such direction is given, then the shares of Stock shall not be tendered.

      Section 2.4 Performance-Based Compensation. Any award under the Plan which is intended to be "performance-based compensation" within the meaning of Code Section 162(m) shall be conditioned on the achievement of one or more objective performance measures, to the extent required by Code Section 162(m), as may be determined by the Committee. The grant of any award and the establishment of performance measures that are intended to be performance-based compensation shall be made during the period required under Code Section 162(m).

            (a) Performance Measures. Such performance measures may be based on any one or more of the following: earnings (e.g., earnings before interest and taxes, earnings before interest, taxes, depreciation and amortization; or earnings per share); financial return ratios (e.g., return on investment, return on invested capital, return on equity or return on assets); capital; increase in revenue, operating or net cash flows; cash flow return on investment; total stockholder return; market share; net operating income, operating income or net income; debt load reduction; expense management; economic value added; stock price; assets, asset quality level, charge offs, loan reserves, non-performing assets, loans, deposits, growth of loans, deposits or assets; liquidity; interest sensitivity gap levels; regulatory compliance or safety and soundness; improvement of financial rating; achievement of balance sheet or income statement objectives and strategic business objectives, consisting of one or more objectives, such as meeting specific cost, revenue or other targets, business expansion goals and goals relating to acquisitions or divestitures. Performance measures may be based on the performance of the Company as a whole or of any one or more Subsidiaries or business units of the Company or a Subsidiary and may be measured relative to a peer group, an index or a business plan. In establishing any performance measures, the Committee may provide for the exclusion of the effects of the following items, to the extent identified in the audited financial statements of the Company, including footnotes, or in the Management's Discussion and Analysis section of the Company's annual report, or in the Compensation Discussion and Analysis section of the Company's annual proxy statement: (i) extraordinary, unusual, and/or nonrecurring items of gain or loss; (ii) gains or losses on the disposition of a business; (iii) changes in tax or accounting principles, regulations or laws; or (iv) mergers or acquisitions. To the extent not specifically excluded, such effects shall be included in any applicable performance measure.

            (b) Partial Achievement. The terms of any award may provide that partial achievement of the performance measures may result in a payment or vesting based upon the degree of achievement. In addition, partial achievement of performance measures shall apply toward a Participant's individual limitations as set forth in Section 3.3.

            (c) Adjustments. Pursuant to this Section 2.4, in certain circumstances the Committee may adjust performance measures; provided, however, no adjustment may be made with respect to an award that is intended to be performance-based compensation, except to the extent the Committee exercises such negative discretion as is permitted under applicable law for purposes of an exception under Code Section 162(m). If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or the manner in which the Company or its Subsidiaries conducts its business or other events or circumstances render current performance measures to be unsuitable, the Committee may modify such performance measures, in whole or in part, as the Committee deems appropriate. If a Participant is promoted, demoted or transferred to a different business unit during a performance period, the Committee may determine that the selected performance measures or applicable performance period are no longer appropriate, in which case, the Committee, in its sole discretion, may: (i) adjust, change or eliminate the performance measures or change the applicable performance period; or (ii) cause to be made a cash payment to the Participant in an amount determined by the Committee.

      Section 2.5 Vesting of Awards. No Award shall vest at a rate in excess of twenty percent (20%) per year beginning one year from the date of grant of the Award. If the right to become vested in an award under the Plan (including the right to exercise an option) is conditioned on the completion of a specified period of service with the Company or its Subsidiaries, without achievement of performance measures or other performance objectives (whether or not related to the performance measures) being required as a condition of vesting, and without it being granted in lieu of, or in exchange for, other compensation, then, unless otherwise determined by the Committee and evidenced in the Award Agreement, the required period of service for full vesting shall not be less than five (5) years (subject to acceleration of vesting in the event of the Participant's death, Disability, or following a Change in Control); provided, however, that unless otherwise determined by the Committee and evidenced in the Award Agreement.

      Section 2.6 Deferred Compensation. If any award would be considered "deferred compensation" as defined under Code Section 409A ("Deferred Compensation"), the Committee reserves the absolute right (including the right to delegate such right) to unilaterally amend the Plan or the Award Agreement, without the consent of the Participant, to maintain exemption from, or to comply with, Code Section 409A. Any amendment by the Committee to the Plan or an Award Agreement pursuant to this Section 2.6 shall maintain, to the extent practicable, the original intent of the applicable provision without violating Code Section 409A. A Participant's acceptance of any award under the Plan constitutes acknowledgement and consent to such rights of the Committee, without further consideration or action. Any discretionary authority retained by the Committee pursuant to the terms of this Plan or pursuant to an Award Agreement shall not be applicable to an award which is determined to constitute Deferred Compensation, if such discretionary authority would contravene Code
Section 409A.

      Section 2.7 Prohibition Against Option Repricing. Except for adjustments pursuant to Section 3.4, and reductions of the Exercise Price approved by the Company's stockholders, neither the Committee nor the Board shall have the right or authority to make any adjustment or amendment that reduces or would have the effect of reducing the Exercise Price of a stock option or SAR previously granted under the Plan, whether through amendment, cancellation (including cancellation in exchange for a cash payment in excess of the option's in-the-money value) or replacement grants, or other means.

      Section 2.8. Effect of Termination of Service on awards. The Committee shall establish the effect of a Termination of Service on the continuation of rights and benefits available under an Award or this Plan and, in so doing, may make distinctions based upon, among other things, the cause of Termination of Service and type of Award. Unless the Committee shall specifically state otherwise at the time an Award is granted, all Awards to an Employee, Director or service provider shall vest immediately upon such individual's death, or Disability. Unless otherwise provided in an Award Agreement, the following provisions shall apply to each award granted under this Plan:

            (a) Upon the Termination of Service for any reason other than Disability, death or Termination for Cause, options and SARs shall be exercisable only as to those shares that were immediately exercisable by such Participant at the date of termination, and options and SARs may be exercised only for a period of three months following termination, and any shares of Restricted Stock that have not vested as of the date of termination shall expire and be forfeited.

            (b) In the event of a Termination of Service for Cause, all options, SARs and Restricted Stock Awards granted to a Participant under the Plan not exercised or vested shall expire and be forfeited.

            (c) Upon the Termination of Service for reason of Disability, or death, all options and SARs shall be exercisable as to all shares subject to an outstanding award, whether or not then exercisable, and all Restricted Stock Awards shall vest as to all shares subject to an outstanding award, whether or not otherwise immediately vested, at the date of Termination of Service, and options and SARs may be exercised for a period of one year following Termination of Service. Provided, however, that no option shall be eligible for treatment as an incentive option in the event such option is exercised more than one year following termination of employment due to death or Disability, and provided further, in order to obtain Incentive option treatment for options exercised by heirs or devisees of an optionee, the optionee's death must have occurred while employed or within three (3) months of termination of employment.

            (d) The effect of a Change in Control on the vesting/exercisability of options, SARs and Restricted Stock Awards is as set forth in Article 4 hereof.

                       ARTICLE 3 - SHARES SUBJECT TO PLAN
                       ----------------------------------

      Section 3.1 Available Shares. The shares of Stock with respect to which awards may be made under the Plan shall be shares currently authorized but unissued, currently held or, to the extent permitted by applicable law, subsequently acquired by the Company as treasury shares, including shares purchased in the open market or in private transactions.

      Section 3.2  Share Limitations.

            (a) Share Reserve. Subject to the following provisions of this
Section 3.2, the maximum number of shares of Stock that may be delivered to Participants and their beneficiaries under the Plan shall be equal to ninety-seven thousand three hundred six (97,306) shares of Stock. The maximum number of shares of Stock that may be delivered pursuant to options and SARs (all of which may be granted as ISOs) is seventy thousand seven hundred sixty-eight (70,768) shares of Stock. The maximum number of shares of Stock that may be issued in conjunction with Restricted Stock Awards shall be twenty-six thousand five hundred thirty-eight (26,538) shares of Stock. The aggregate number of shares available for grant under this Plan and the number of shares of Stock subject to outstanding awards shall be subject to adjustment as provided in Section 3.4.

            (b) Computation of Shares Available. For purposes of this Section
3.2 and in connection with the granting of an option or SAR (other than a tandem SAR), a Restricted Stock Award, or other stock-based Award, the number of shares of Stock available for the granting of additional options, SARs and Restricted Stock Awards shall be reduced by the number of shares of Stock in respect of which the option, SAR or Restricted Stock Award is granted or denominated. To the extent any shares of Stock covered by an award (including stock awards) under the Plan are forfeited or are not delivered to a Participant or beneficiary for any reason, including because the award is forfeited or canceled, such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan. To the extent an option is exercised by using an actual or constructive exchange of shares of Stock to pay the Exercise Price, the number of shares of Stock available shall be reduced by the gross number of options exercised rather than by the net number of shares of Stock issued.

      Section 3.3  Limitations on Grants to Individuals.

            (a) Options and SARs. No employee or officer of the Company or a Subsidiary shall be granted Awards under the Plan with respect to more than 25% of the total shares of Stock subject to the Plan. The maximum number of shares of Stock that may be subject to options or SARs granted to any one Participant during any calendar year and are intended to be "performance-based compensation" (as that term is used for purposes of Code Section 162(m)) and then only to the extent that such limitation is required by Code Section 162(m), shall be seventeen thousand six hundred ninety-two (17,692). For purposes of this Section 3.3(a), if an option is in tandem with an SAR, such that the exercise of the option or SAR with respect to a share of Stock cancels the tandem SAR or option right, respectively, with respect to such share, the tandem option and SAR rights with respect to each share of Stock shall be counted as covering but one share of Stock for purposes of applying the limitations of this Section 3.3.

            (b) Stock Awards. The maximum number of shares of Stock that may be subject to Restricted Stock Awards described under Section 2.1(c) which are granted to any one Participant during any calendar year and are intended to be "performance-based compensation" (as that term is used for purposes of Code
Section 162(m)) and then only to the extent that such limitation is required by Code Section 162(m), shall be six thousand six hundred thirty-five (6,635).

            (c) Director Awards. The maximum number of shares of Stock that may be covered by awards granted to any one individual non-Employee Director pursuant to Section 2.1(a) and Section 2.1(b) (relating to options and SARs) shall be five percent (5%) of all shares of Stock to be granted pursuant to
Section 2.1(a) and Section 2.1(b) (relating to options and SARs) and the maximum number of shares that may be covered by awards granted to any one individual non-Employee Director pursuant to Section 2.1(c) (relating to Restricted Stock Awards) shall be five percent (5%) of all shares of Stock to be granted pursuant to Section 2.1(c) (relating to Restricted Stock Awards). In addition, the maximum number of shares of stock that may be covered by awards granted to all non-Employee Directors, in aggregate, pursuant to
Section 2.1(a) and Section 2.1(b) (relating to options and SARs) shall be thirty percent (30%) of all shares of Stock to be granted pursuant to Section 2.1(a) and Section 2.1(b) (relating to options and SARs) and under Section 2.1(c) (relating to Restricted Stock Awards) shall be thirty percent of all shares of Stock to be granted pursuant to Section 2.1(c) (relating to Restricted Stock Awards). The foregoing limitations shall not apply to cash-based Director fees that a non-Employee Director elects to receive in the form of shares of Stock or with respect to enticement awards made to new Directors.

            (d) Partial Performance. Notwithstanding the preceding provisions of this Section 3.3, if in respect of any performance period or restriction period, the Committee grants to a Participant awards having an aggregate number of shares less than the maximum number of shares that could awarded to such Participant based on the degree to which the relevant performance measures were attained, the excess of such maximum number of shares over the number of shares actually subject to awards granted to such Participant shall be carried forward and shall increase the number of shares that may be awarded to such Participant in respect of the next performance period in respect of which the Committee grants to such Participant an award intended to qualify as "performance-based compensation" (as that term is used for purposes of Code Section 162(m)), subject to adjustment pursuant to Section 3.4 hereof.

      Section 3.4  Corporate Transactions.

            (a) General. In the event any recapitalization, forward or reverse split, reorganization, merger, consolidation, spin-off, combination, repurchase, or exchange of shares of Stock or other securities, stock dividend or other special and nonrecurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, or other similar corporate transaction or event, affects the shares of Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan and/or under any award granted under the Plan, then the Committee shall, in such manner as it deems equitable, adjust any or all of (i) the number and kind of securities deemed to be available thereafter for grants of options, SARs and Restricted Stock Awards in the aggregate to all Participants and individually to any one Participant, (ii) the number and kind of securities that may be delivered or deliverable in respect of outstanding options, SARs and Restricted Stock Awards, and (iii) the Exercise Price of options and SARs. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, options, SARs or Restricted Stock Awards (including, without limitation, cancellation of options, SARs and Restricted Stock Awards in exchange for the in-the-money value, if any, of the vested portion thereof, or substitution of options, SARs or Restricted Stock Awards using stock of a successor or other entity) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any Parent or Subsidiary or the financial statements of the Company or any Parent or Subsidiary, or in response to changes in applicable laws, regulations, or account principles. Unless otherwise determined by the Committee, any such adjustment to an option, SAR or Restricted Stock Award intended to qualify as "performance-based compensation" shall conform to the requirements of section 162(m) of the Code and the regulations thereunder then in effect.

            (b) Merger in which Company is Not Surviving Entity. In the event of any merger, consolidation, or other business reorganization (including, but not limited to, a Change in Control) in which the Company is not the surviving entity, unless otherwise determined by the Committee at any time at or after grant and prior to the consummation of such merger, consolidation or other business reorganization, any options or SARs granted under the Plan which remain outstanding shall be converted into options to purchase voting common equity securities of the business entity which survives such merger, consolidation or other business reorganization or stock appreciation rights having substantially the same terms and conditions as the outstanding options under this Plan and reflecting the same economic benefit (as measured by the difference between the aggregate Exercise Price and the value exchanged for outstanding shares of Stock in such merger, consolidation or other business reorganization), all as determined by the Committee prior to the consummation of such merger, provided, however, that the Committee may, at any time prior to the consummation of such merger, consolidation or other business reorganization, direct that all, but not less than all, outstanding options and SARs be canceled as of the effective date of such merger, consolidation or other business reorganization in exchange for a cash payment per share of Stock equal to the excess

(if any) of the value exchanged for an outstanding share of Stock in such merger, consolidation or other business reorganization over the Exercise Price of the option or SAR being canceled.

      Section 3.5 Delivery of Shares. Delivery of shares of Stock or other amounts under the Plan shall be subject to the following:

            (a) Compliance with Applicable Laws. Notwithstanding any other provision of the Plan, the Company shall have no obligation to deliver any shares of Stock or make any other distribution of benefits under the Plan unless such delivery or distribution complies with all applicable laws (including, the requirements of the Securities Act), and the applicable requirements of any securities exchange or similar entity.

            (b) Certificates. To the extent that the Plan provides for the issuance of shares of Stock, the issuance may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

                         ARTICLE 4 - CHANGE IN CONTROL
                         -----------------------------

      Section 4.1 Consequence of a Change in Control. Subject to the provisions of Section 3.4 (relating to the adjustment of shares), and except as otherwise provided in the Plan or as determined by the Committee and set forth in the in terms of any Award Agreement:

            (a) At the time of an Involuntary Termination of Employment (as defined in Section 8.1 hereof) (or as to a Director, Termination of Service as a Director) following a Change in Control, all options and SARs then held by the Participant shall become fully exercisable (subject to the expiration provisions otherwise applicable to the option or SAR).

            (b) At the time of an Involuntary Termination of Employment (as defined in Section 8.1 hereof) (or as to a Director, Termination of Service as a Director) following a Change in Control, all Restricted Stock Awards described in Section 2.1(c) shall be fully earned and vested immediately.

            (c) In the event of a Change in Control, any performance measure attached to an award under the Plan shall be deemed satisfied as of the date of the Change in Control.

      Section 4.2 Definition of Change in Control. For purposes of the Plan, unless otherwise provided in an Award Agreement, a "Change in Control" of the Bank or the Company means a change in control of a nature that: (i) would be required to be reported in response to Item 5.01 of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Exchange Act; or (ii) results in a Change in Control of the Bank or the Company within the meaning of the Home Owners' Loan Act, as amended ("HOLA"), and applicable rules and regulations promulgated thereunder, as in effect at the time of the Change in Control; or (iii) without limitation such a Change in Control shall be deemed to have occurred at such time as (a) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of Company's outstanding securities, except for any securities purchased by the Company's employee stock ownership plan or trust; or (b) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company's stockholders was approved by the same Nominating Committee serving under an Incumbent Board, shall be, for purposes of this clause (b), considered as though he/she were a member of the Incumbent Board; or (c) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Bank or the Company or similar transaction occurs in which the Bank or Company is not the surviving institution; or (d) a proxy statement soliciting proxies from stockholders of the Company, by someone other than the current management of the Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Company or similar transaction with one or more corporations as a result of which the outstanding shares of the class of securities then subject to the Plan are to be exchanged for or converted into cash or property or securities not issued by the Company; or (e) a tender offer is made for 25% or more of the voting securities of the Company and the stockholders owning beneficially or of record 25% or more of the outstanding securities of the Company have tendered or offered to sell their shares pursuant to such tender offer and such tendered shares have been accepted by the tender offeror.

                             ARTICLE 5 - COMMITTEE
                             ---------------------

         Section 5.1 Administration. The Plan shall be administered by the members of the Compensation Committee of Monadnock Bancorp, Inc. who are Disinterested Board Members. If the Committee consists of fewer than two Disinterested Board Members, then the Board shall appoint to the Committee such additional Disinterested Board Members as shall be necessary to provide for a Committee consisting of at least two Disinterested Board Members. The Board (or those members of the Board who are "independent directors" under the corporate governance statutes of any national securities exchange on which the Company lists its securities) may, in its discretion, take any action and exercise any power, privilege or discretion conferred on the Committee under the Plan with the same force and effect under the Plan as if done or exercised by the Committee.

      Section 5.2 Powers of Committee. The Committee's administration of the Plan shall be subject to the following:

            (a) Subject to the provisions of the Plan, the Committee will have the authority and discretion to select from among the Company's and its Subsidiaries' Employees, Directors and service providers those persons who shall receive awards, to determine the time or times of receipt, to determine the types of awards and the number of shares covered by the awards, to establish the terms, conditions, performance criteria, restrictions (including without limitation, provisions relating to non-competition, non-solicitation and confidentiality), and other provisions of such awards (subject to the restrictions imposed by Article 6) to cancel or suspend awards and to reduce, eliminate or accelerate any restrictions or vesting requirements applicable to an award at any time after the grant of the award.

            (b) The Committee will have the authority and discretion to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.

            (c) The Committee will have the authority to define terms not otherwise defined herein.

            (d) Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding on all persons.

            (e) In controlling and managing the operation and administration of the Plan, the Committee shall take action in a manner that conforms to the certificate of incorporation and bylaws of the Company and applicable state corporate law.

      Section 5.3 Delegation by Committee. Except to the extent prohibited by applicable law, the applicable rules of a stock exchange or the Plan, or as necessary to comply with the exemptive provisions of Rule 16b-3 promulgated under the Exchange Act or Code Section 162(m), the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it, including: (a) delegating to a committee of one or more members of the Board who are not "outside directors" within the meaning of Code Section 162(m), the authority to grant awards under the Plan to eligible persons who are either: (i) not then "covered employees," within the meaning of Code Section 162(m) and are not expected to be "covered employees" at the time of recognition of income resulting from such award; or (ii) not persons with respect to whom the Company wishes to comply with Code Section 162(m); and/or (b) delegating to a committee of one or more members of the Board who are not "non-employee directors," within the meaning of Rule 16b-3, the authority to grant awards under the Plan to eligible persons who are not then subject to Section 16 of the Exchange Act. The acts of such delegates shall be treated hereunder as acts of the Committee and such delegates shall report regularly to the Committee regarding the delegated duties and responsibilities and any awards so granted. Any such allocation or delegation may be revoked by the Committee at any time.

      Section 5.4 Information to be Furnished to Committee. As may be permitted by applicable law, the Company and its Subsidiaries shall furnish the Committee with such data and information as it determines may be required for it to discharge its duties. The records of the Company and its Subsidiaries as to a Participant's employment, termination of employment, leave of absence, reemployment and compensation shall be conclusive on all persons unless determined by the Committee to be manifestly incorrect. Subject to applicable law, Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

      Section 5.5 Committee Action. The Committee shall hold such meetings, and may make such administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. All actions of the Committee shall be final and conclusive and shall be binding upon the Company, Participants and all other interested parties. Any person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by a member of the Committee or by a representative of the Committee authorized to sign the same in its behalf.

                     ARTICLE 6 - AMENDMENT AND TERMINATION
                     -------------------------------------

      Section 6.1 General. The Board may, as permitted by law, at any time, amend or terminate the Plan, and may amend any Award Agreement, provided that no amendment or termination (except as provided in Section 2.6, Section 3.4 and Section 6.2) may, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), adversely impair the rights of any Participant or beneficiary under any award granted which was granted under the Plan prior to the date such amendment is adopted by the Board; provided, however, that, no amendment may
(a) materially increase the benefits accruing to Participants under the Plan;
(b) materially increase the aggregate number of securities which may be issued under the Plan, other than pursuant to Section 3.4, or (c) materially modify the requirements for participation in the Plan, unless the amendment under (a),
(b) or (c) above is approved by the Company's stockholders.

      Section 6.2 Amendment to Conform to Law and Accounting Changes. Notwithstanding any provision in this Plan or any Award Agreement to the contrary, the Committee may amend the Plan or an Award Agreement, to take affect retroactively or otherwise, as deemed necessary or advisable for the purpose of (i) conforming the Plan or the Award Agreement to any present or future law relating to plans of this or similar nature (including, but not limited to, Code Section 409A), or (ii) avoiding an accounting treatment resulting from an accounting pronouncement or interpretation thereof issued by the Securities Exchange Commission or Financial Accounting Standards Board subsequent to the adoption of the Plan or the making of the award affected thereby, which in the sole discretion of the Committee, may materially and adversely affect the financial condition or results of operations of the Company. By accepting an award under this Plan, each Participant agrees and consents to any amendment made pursuant to this Section 6.2 or Section 2.6 to any award granted under this Plan without further consideration or action.

                           ARTICLE 7 - GENERAL TERMS
                           -------------------------

      Section 7.1  No Implied Rights.

            (a) No Rights to Specific Assets. Neither a Participant nor any other person shall by reason of participation in the Plan acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the shares of Stock or amounts, if any, payable or distributable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

            (b) No Contractual Right to Employment or Future Awards. The Plan does not constitute a contract of employment, and selection as a Participant will not give any participating Employee the right to be retained in the employ of the Company or any Subsidiary or any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan. No individual shall have the right to be selected to receive an award under this Plan, or, having been so selected, to receive a future award under this Plan.

            (c) No Rights as a Stockholder. Except as otherwise provided in the Plan, no award under the Plan shall confer upon the holder thereof any rights as a stockholder of the Company prior to the date on which the individual fulfills all conditions for receipt of such rights.

      Section 7.2 Transferability. Except as otherwise so provided by the Committee, awards under the Plan are not transferable except as designated by the Participant by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order, as defined in the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended. The Committee shall have the discretion to permit the transfer of awards under the plan; provided, however, that such transfers shall be limited to Immediate Family Members of Participants, trusts and partnerships established for the primary benefit of such family members or to charitable organizations, and; provided, further, that such transfers are not made for consideration to the Participant.

      Section 7.3 Designation of Beneficiaries. A Participant hereunder may file with the Company a written designation of a beneficiary or beneficiaries under this Plan and may from time to time revoke or amend any such designation ("Beneficiary Designation"). Any designation of beneficiary under this Plan shall be controlling over any other disposition, testamentary or otherwise; provided, however, that if the Committee is in doubt as to the entitlement of any such beneficiary to any award, the Committee may determine to recognize only the legal representative of the Participant in which case the Company, the Committee and the members thereof shall not be under any further liability to anyone.

      Section 7.4 Non-Exclusivity. Neither the adoption of this Plan by the Board nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or the Committee to adopt such other incentive arrangements as either may deem desirable, including, without limitation, the granting of restricted stock or stock options otherwise than under the Plan or an arrangement that is or is not intended to qualify under Code Section 162(m), and such arrangements may be either generally applicable or applicable only in specific cases.

      Section 7.5 Award Agreement. Each award granted under the Plan shall be evidenced by an Award Agreement. A copy of the Award Agreement, in any medium chosen by the Committee, shall be provided (or made available electronically) to the Participant, and the Committee may but need not require that the Participant sign a copy of the Award Agreement.

      Section 7.6 Form and Time of Elections. Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification, or revocation thereof, shall be filed with the Company at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require.

      Section 7.7 Evidence. Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information which the person acting on it considers pertinent and reliable, and signed, made or presented by the proper party or parties.

      Section 7.8 Tax Withholding. Where a Participant is entitled to receive cash or shares of Stock upon the vesting or exercise of an Award, the Company shall have the right to require such Participant to pay to the Company the amount of any tax which the Company is required to withhold with respect to such vesting or exercise, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of shares of Stock to cover the minimum amount required to be withheld. To the extent determined by the Committee and specified in an Award Agreement, a Participant shall have the right to direct the Company to satisfy the minimum required federal, state and local tax withholding by, (i) with respect to an option or SAR settled in stock, reducing the number of shares of Stock subject to the option or SAR (without issuance of such shares of Stock to the option holder) by a number equal to the quotient of
(a) the total minimum amount of required tax withholding divided by (b) the excess of the

Fair Market Value of a share of Stock on the exercise date over the Exercise Price per share of Stock; (ii) with respect to Restricted Stock Award, withholding a number of shares (based on the Fair Market Value on the vesting date) otherwise vesting; or (iii) with respect to an SAR settled in cash, withholding an amount of cash. Provided there are no adverse accounting consequences to the Company (a requirement to have liability classification of an award under FASB 123(R) is an adverse consequence), a Participant who is not required to have taxes withheld may require the Company to withhold in accordance with the preceding sentence as if the award were subject to minimum tax withholding requirements.

      Section 7.9 Action by Company or Subsidiary. Any action required or permitted to be taken by the Company or any Subsidiary shall be by resolution of its board of directors, or by action of one or more members of the Board (including a committee of the Board) who are duly authorized to act for the Board, or (except to the extent prohibited by applicable law or applicable rules of any stock exchange) by a duly authorized officer of the Company or such Subsidiary.

      Section 7.10 Successors. All obligations of the Company under this Plan shall be binding upon and inure to the benefit of any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business, stock, and/or assets of the Company.

      Section 7.11 Indemnification. To the fullest extent permitted by law and the Company's certificate of incorporation, each person who is or shall have been a member of the Committee, or of the Board, or an officer of the Company to whom authority was delegated in accordance with Section 5.3, or an Employee of the Company shall be indemnified and held harmless by the Company against and from any loss (including amounts paid in settlement), cost, liability or expense (including reasonable attorneys' fees) that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company's approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of his or her own willful misconduct or except as expressly provided by statute. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's charter or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

      Section 7.12 No Fractional Shares. Unless otherwise permitted by the Committee, no fractional shares of Stock shall be issued or delivered pursuant to the Plan or any award. The Committee shall determine whether cash, or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

      Section 7.13 Governing Law. The Plan, all awards granted hereunder, and all actions taken in connection herewith shall be governed by and construed in accordance with the laws of the State of Maryland without reference to principles of conflict of laws, except as superseded by applicable federal law. The federal and state courts located in Hillsborough County, New Hampshire, shall have exclusive jurisdiction over any claim, action, complaint or lawsuit brought under the terms of the Plan. By accepting any award under this Plan, each Participant, and any other person claiming any rights under the Plan, agrees to submit himself, and any such legal action as he shall bring under the Plan, to the sole jurisdiction of such courts for the adjudication and resolution of any such disputes.

      Section 7.14 Benefits Under Other Plans. Except as otherwise provided by the Committee, awards to a Participant (including the grant and the receipt of benefits) under the Plan shall be disregarded for purposes of determining the Participant's benefits under, or contributions to, any Qualified Retirement Plan, non-qualified plan and any other benefit plans maintained by the Participant's employer. The term "Qualified Retirement Plan" means any plan of the company or a Subsidiary that is intended to be qualified under Code Section 401(a).

      Section 7.15 Validity. If any provision of this Plan is determined to be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal or invalid provision has never been included herein.

      Section 7.16 Notice. Unless otherwise provided in an Award Agreement, all written notices and all other written communications to the Company provided for in the Plan, any Award Agreement, shall be delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid (provided that international mail shall be sent via overnight or two-day delivery), or sent by facsimile or prepaid overnight courier to the Company at its principal executive office. Such notices, demands, claims and other communications shall be deemed given:

            (a) in the case of delivery by overnight service with guaranteed next day delivery, the next day or the day designated for delivery;

            (b) in the case of certified or registered U.S. mail, five (5) days after deposit in the U.S. mail; or

            (c) in the case of facsimile, the date upon which the transmitting party received confirmation of receipt by facsimile, telephone or otherwise;

provided, however, that in no event shall any such communications be deemed to be given later than the date they are actually received, provided they are actually received. In the event a communication is not received, it shall only be deemed received upon the showing of an original of the applicable receipt, registration or confirmation from the applicable delivery service provider. Communications that are to be delivered by the U.S. mail or by overnight service to the Company shall be directed to the attention of the Company's Chief Operating Officer and to the Corporate Secretary.

                    ARTICLE 8 - DEFINED TERMS; CONSTRUCTION
                    ---------------------------------------

      Section 8.1 In addition to the other definitions contained herein, unless otherwise specifically provided in an Award Agreement, the following definitions shall apply:

            (a) "10% Stockholder" means an individual who, at the time of grant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company.

            (b) "Award Agreement" means the document (in whatever medium prescribed by the Committee) which evidences the terms and conditions of an award under the Plan. Such document is referred to as an agreement regardless of whether Participant signature is required.

            (c) "Board" means the Board of Directors of the Company.

            (d) If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of termination for "cause," then, for purposes of this Plan, the term "Cause" shall have meaning set forth in such agreement. In the absence of such a definition, "Cause" means (i) the conviction of the Participant of a felony or of any lesser criminal offense involving moral turpitude; (ii) the willful commission by the Participant of a criminal or other act that, in the judgment of the Board will likely cause substantial economic damage to the Company or any Subsidiary or substantial injury to the business reputation of the Company or any Subsidiary; (iii) the commission by the Participant of an act of fraud in the performance of his duties on behalf of the Company or any Subsidiary; (iv) the continuing willful failure of the Participant to perform his duties to the Company or any Subsidiary (other than any such failure resulting from the Participant's incapacity due to physical or mental illness) after written notice thereof; or (v) an order of a federal or state regulatory agency or a court of competent jurisdiction requiring the termination of the Participant's Service with the Company.

            (e) "Change in Control" has the meaning ascribed to it in Section
4.2.

            (f) "Code" means the Internal Revenue Code of 1986, as amended, and any rules, regulations and guidance promulgated thereunder, as modified from time to time.

            (g) "Code Section 409A" means the provisions of Section 409A of the Code and any rules, regulations and guidance promulgated thereunder.

            (h) "Committee" means the Committee acting under Article 5.

            (i) "Director" means a member of the Board of Directors of the Company or a Subsidiary.

            (j) "Disability" means the inability to engage in any substantial gainful activity by reason of any medically determinable mental or physical impairment which can be expected to result in death or which lasted or can be expected to last for a continuous period of not less than 12 months. An individual shall not be considered to be permanently and totally disabled unless he furnishes proof of the existence thereof in such form and manner, and at such times, as the Secretary of the Treasury may require, in accordance with
Section 22(e)(3) of the Code.

            (k) "Disinterested Board Member" means a member of the Board who:
(a) is not a current Employee of the Company or a Subsidiary, (b) is not a former employee of the Company who receives compensation for prior services (other than benefits under a tax-qualified retirement plan) during the taxable year, (c) has not been an officer of the Company, (d) does not receive remuneration from the Company or a Subsidiary, either directly or indirectly, in any capacity other than as a Director except in an amount for which disclosure would not be required pursuant to Item 404 of SEC Regulation S-K in accordance with the proxy solicitation rules of the SEC, as amended or any successor provision thereto and (e) does not possess an interest in any other transaction, and is not engaged in a business relationship, for which disclosure would be required pursuant to Item 404 of SEC Regulation S-K under the proxy solicitation rules of the SEC, as amended or any successor provision thereto. The term Disinterested Board Member shall be interpreted in such manner as shall be necessary to conform to the requirements of section 162(m) of the Code, Rule 16b-3 promulgated under the Exchange Act and the corporate governance standards imposed on compensation committees under the listing requirements imposed by any national securities exchange on which the Company lists or seeks to list its securities.

            (l) "Employee" means any person employed by the Company or any Subsidiary. Directors who are also employed by the Company or a Subsidiary shall be considered Employees under the Plan.

            (m) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

            (n) "Exercise Price" means the price established with respect to an option or SAR pursuant to Section 2.2.

            (o) "Fair Market Value" means, with respect to a share of Stock on a specified date:

                  (I) the final reported sales price on the date in question (or if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) as reported in the principal consolidated reporting system with respect to securities listed or admitted to trading on the principal United States securities exchange on which the shares of Stock are listed or admitted to trading, as of the close of the market in New York City and without regard to after-hours trading activity; or

                  (II) if the shares of Stock are not listed or admitted to trading on any such exchange, the closing bid quotation with respect to a share of Stock on such date, as of the close of the market in New York City and without regard to after-hours trading activity, on the National Association of Securities Dealers Automated Quotations System, or, if no such quotation is provided, on another similar system, selected by the Committee, then in use; or

                  (III) if (I) and (II) are not applicable, the Fair Market Value of a share of Stock as the Committee may determine in good faith and in accordance with Code Section 422.

            (p) A termination of employment by an Employee Participant shall be deemed a termination of employment for "Good Reason" as a result of the Participant's resignation from the employ of the Company or any Subsidiary upon the occurrence of any of the following events: (a) the failure of the Company or Subsidiary to appoint or re-appoint or elect or re-elect the Employee Participant to the position(s) with the Company or Subsidiary held immediately prior to the Change in Control; (b) a material change in the functions, duties or responsibilities of the Employee Participant compared to those functions, duties or responsibilities in effect immediately prior to a Change in Control;
(c) any reduction of the rate of the Employee Participant's base salary in effect immediately prior to the Change in Control, (d) any failure (other than due to reasonable administrative error that is cured promptly upon notice) to pay any portion of the Employee Participant's compensation as and when due; (e) any change in the terms and conditions of any compensation or benefit program in which the Employee Participant participated immediately prior to the Change in Control which, either individually or together with other changes, has a material adverse effect on the aggregate value of his total compensation package; or (f) a change in the Employee Participant's principal place of employment, without his consent, to a place that is both more than twenty-five
(25) miles away from the Employee Participant's principal residence and more than fifteen (15) miles away from the location of the Employee Participant's principal executive office prior to the Change in Control.

            (q) "Involuntary Termination of Employment" means the Termination of Service by the Company or Subsidiary other than a termination for Cause, or termination of employment by a Participant Employee for Good Reason.

            (r) "ISO" has the meaning ascribed to it in Section 2.1(a).

            (s) "Participant" means any individual who has received, and currently holds, an outstanding award under the Plan.

            (t) "SAR" has the meaning ascribed to it in Section 2.1(b).

            (u) "SEC" means the Securities and Exchange Commission.

            (v) "Securities Act" means the Securities Act of 1933, as amended from time to time.

            (w) "Service" means service as an Employee, consultant or non-employee Director of the Company or a Subsidiary, as the case may be, and shall include service as a director emeritus.

            (x) "Stock" means the common stock of the Company, $0.01 par value per share.

            (y) "Subsidiary" means any corporation, affiliate, bank or other entity which would be a subsidiary corporation with respect to the Company as defined in Code Section 424(f) and, other than with respect to an ISO, shall also mean any partnership or joint venture in which the Company and/or other Subsidiary owns more than fifty percent (50%) of the capital or profits interests.

            (z) "Termination of Service" means the first day occurring on or after a grant date on which the Participant ceases to be an Employee or Director of, or service provider to, the Company or any Subsidiary, regardless of the reason for such cessation, subject to the following:

                  (I) The Participant's cessation as an Employee or service provider shall not be deemed to occur by reason of the transfer of the Participant between the Company and a Subsidiary or between two Subsidiaries.

                  (II) The Participant's cessation as an Employee or service provider shall not be deemed to occur by reason of the Participant's being on a leave of absence from the Company or a Subsidiary approved by the Company or Subsidiary otherwise receiving the Participant's services.

                  (III) If, as a result of a sale or other transaction, the Subsidiary for whom Participant is employed (or to whom the Participant is providing services) ceases to be a Subsidiary, and the Participant is not, following the transaction, an Employee of or service provider to the Company or an entity that is then a Subsidiary, then the occurrence of such transaction shall be treated as the Participant's Termination of Service caused by the Participant being discharged by the entity for whom the Participant is employed or to whom the Participant is providing services.

                  (IV) A service provider whose services to the Company or a Subsidiary are governed by a written agreement with the service provider will cease to be a service provider at the time the term of such written agreement ends (without renewal); and a service provider whose services to the Company or a Subsidiary are not governed by a written agreement with the service provider will cease to be a service provider on the date that is ninety (90) days after the date the service provider last provides services requested by the Company or any Subsidiary (as determined by the Committee).

                  (V) Notwithstanding the forgoing, in the event that any award under the Plan constitutes Deferred Compensation, the term Termination of Service shall be interpreted by the Committee in a manner consistent with the definition of "Separation from Service" as defined under Code Section 409A.

            (aa) "Immediate Family Member" means with respect to any
Participant: (a) any of the Participant's children, stepchildren, grandchildren, parents, stepparents, grandparents, spouses, former spouses, siblings, nieces, nephews, mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law, brothers-in-law or sisters-in-law, including relationships created by adoption; (b) any natural person sharing the Participant's household (other than as a tenant or employee, directly or indirectly, of the Participant); (c) a trust in which any combination of the Participant and persons described in section (a) and (b) above own more than fifty percent (50%) of the beneficial interests; (d) a foundation in which any combination of the Participant and persons described in sections (a) and (b) above control management of the assets; or (e) any other corporation, partnership, limited liability company or other entity in which any combination of the Participant and persons described in sections (a) and (b) above control more than fifty percent (50%) of the voting interests.

      Section 8.2 In this Plan, unless otherwise stated or the context otherwise requires, the following uses apply:

            (a) actions permitted under this Plan may be taken at any time and from time to time in the actor's reasonable discretion;

            (b) references to a statute shall refer to the statute and any successor statute, and to all regulations promulgated under or implementing the statute or its successor, as in effect at the relevant time;

            (c) in computing periods from a specified date to a later specified date, the words "from" and "commencing on" (and the like) mean "from and including," and the words "to," "until" and "ending on" (and the like) mean "to, but excluding";

            (d) references to a governmental or quasi-governmental agency, authority or instrumentality shall also refer to a regulatory body that succeeds to the functions of the agency, authority or instrumentality;

            (e) indications of time of day mean New Hampshire time;

            (f) "including" means "including, but not limited to";

            (g) all references to sections, schedules and exhibits are to sections, schedules and exhibits in or to this Plan unless otherwise specified;

            (h) all words used in this Plan will be construed to be of such gender or number as the circumstances and context require;

            (i) the captions and headings of articles, sections, schedules and exhibits appearing in or attached to this Plan have been inserted solely for convenience of reference and shall not be considered a part of this Plan nor shall any of them affect the meaning or interpretation of this Plan or any of its provisions;

            (j) any reference to a document or set of documents in this Plan, and the rights and obligations of the parties under any such documents, shall mean such document or documents as amended from time to time, and any and all modifications, extensions, renewals, substitutions or replacements thereof; and

            (k) all accounting terms not specifically defined herein shall be construed in accordance with GAAP.

[X] PLEASE MARK VOTES           REVOCABLE PROXY
    AS IN THIS EXAMPLE      MONADNOCK BANCORP, INC.

                         ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 10, 2007

      The undersigned hereby appoints the official proxy committee consisting of the Board of Directors (other than the nominees for directors set forth below) with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of common stock of Monadnock Bancorp, Inc. ("Company") that the undersigned is entitled to vote at the Annual Meeting of Stockholders ("Annual Meeting") to be held at the RiverMead Retirement Community, 150 RiverMead Road, Peterborough, New Hampshire, on May 10, 2007 at 10:30 a.m. local time. The official proxy committee is authorized to cast all votes to which the undersigned is entitled as follows:

                                                              With-     For All
                                                       For     hold      Except
1.  The election as directors of all nominees          [ ]     [ ]       [ ]
    listed below, each to serve for a three-year term:

    Kenneth A. Christian
    Jack Goldstein
    Thomas C. LaFortune

    INSTRUCTION: To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

-------------------------------------------------------------------------------

                                                       For   Against   Abstain
2.  The approval of the Monadnock Bancorp, Inc.        [ ]     [ ]       [ ]
    2007 Equity Incentive Plan.

                                                       For   Against   Abstain
3.  The ratification of the appointment of             [ ]     [ ]       [ ]
    Shatswell, MacLeod & Company, P.C. as the
    Company's independent registered public
    accounting firm for the year ending December
    31, 2007.

    The Board of Directors recommends a vote "FOR"
    Proposal 1, Proposal 2 and Proposal 3.

PLEASE CHECK THE BOX IF YOU PLAN TO ATTEND THE
ANNUAL MEETING.                                                [ ]

[GRAPHIC OMITTED]

                                                |-----------------------------|
Please be sure to sign and date                 | Date                        |
this proxy card in the box below.               |                             |
------------------------------------------------------------------------------|
|                                                                             |
|                                                                             |
|                                                                             |
----- Stockholder sign above ---------------Co-holder (if any) sign above------


-------------------------------------------------------------------------------

[GRAPHIC OMITTED]

   Detach above card, sign, date and mail in postage paid envelope provided.

                            MONADNOCK BANCORP, INC.

-------------------------------------------------------------------------------
      THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2 AND 3. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH ANNUAL MEETING, THIS PROXY WILL BE VOTED AS DIRECTED BY A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.
-------------------------------------------------------------------------------

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

      Should the above signed be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Annual Meeting.

      The above signed acknowledges receipt from the Company prior to the execution of this proxy of notice of the Annual Meeting, a proxy statement dated March 23, 2007 and audited financial statements.

      Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title.

     PLEASE COMPLETE, SIGN AND DATE THIS PROXY CARD AND RETURN IT PROMPTLY
                   IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.
-------------------------------------------------------------------------------

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY CARD IN THE ENVELOPE PROVIDED.


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